Exhibit 10.32

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Fourth Amendment”) is made as of the 19th day of March, 2012, by and between AGL/SLC MCEWEN NO. 2, LLC, a Delaware limited liability company (“Seller”), and KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (“Purchaser”), successor-in-interest to KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Original Purchaser”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Original Purchaser are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of February 21, 2012 (the “Original Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Original Purchaser and Seller entered into that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of March 13, 2012 (the “First Amendment”).
C.    Original Purchaser and Seller entered into that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of March 15, 2012 (the “Second Amendment”).
D.    Original Purchaser and Seller entered into that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of March 16, 2012 (the “Third Amendment”; the Original Purchase Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to herein as the “Purchase Agreement”).
E.    The Purchase Agreement was assigned to Purchaser pursuant to an Assignment and Assumption of Purchase Agreement dated March 16, 2012, by and between Original Purchaser, as assignor, and Purchaser, as assignee.
F.    Seller and Purchaser have agreed to modify the terms of the Purchase Agreement as set forth in this Fourth Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Purchaser agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Closing Date. The Closing Date is extended to April 30, 2012, and accordingly, the date “April 12, 2012” in clause (i) of Section 9.1(a) of the Original Purchase

Agreement, as previously amended, is deleted in its entirety and replaced with the date “April 30, 2012”.
3.    Exhibits. Exhibits B-1 (Seller’s Deliveries), J (List of Leases), L (List of Service Contracts) and M (List of Warranties) attached to the Purchase Agreement shall be, and hereby are, deleted therefrom, and Exhibits B-1 (Seller’s Deliveries), J (List of Leases), L (List of Service Contracts) and M (List of Warranties) attached hereto shall be, and hereby are, substituted in their place, respectively.
4.    Temporary Construction Easement (Unrecorded). In accordance with the provisions of Section 7.3(b) of the Purchase Agreement, the Temporary Construction Easement to be agreed upon by Seller and Purchaser prior to the expiration of the Inspection Period shall be the Temporary Construction Easement in the form of that attached hereto as Exhibit A and made a part hereof. In connection with Closing, Purchaser will execute and deliver into Escrow for recording, and Seller will cause the grantee thereunder to execute and deliver into Escrow for recording, the Temporary Construction Easement. Accordingly, Section 9.3(m) of the Original Purchase Agreement is deleted in its entirety and replaced with the following:
“(m)    Temporary Construction Easement. Seller will cause its appropriate affiliate to execute and deliver, and Purchaser will execute and deliver, the Temporary Construction Easement pursuant to Section 7.3(b).”
5.    Temporary Construction Staging Easement Agreement (Recorded). Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall cause the Temporary Construction Staging Easement Agreement recorded in Book 5435, Page 409, Register’s Office for Williamson County, Tennessee (“Easement Agreement”) to be amended pursuant to a recorded amendment in form and substance reasonably acceptable to Purchaser that provides (a) that, except for the obligations in Sections 3 and 4.1 of the Easement Agreement (which shall expressly survive the termination of the Easement Agreement), such Easement Agreement shall automatically terminate by its terms on September 30, 2012, and (b) for the replacement of Exhibit C attached thereto with Exhibit C attached to the Temporary Construction Easement attached hereto as Exhibit A.
6.    Declaration Estoppels. In accordance with the provisions of Section 9.3(k) of the Purchase Agreement, the Declaration estoppel certificates to be agreed upon by Seller and Purchaser prior to the expiration of the Inspection Period shall be the estoppel certificates in the forms of that attached hereto as Exhibits C-1, C-2 and C-3 and made a part hereof (the “Estoppel Certificates”). As a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Purchaser shall be entitled to receive the Estoppel Certificates in the forms attached hereto, executed by the parties referred to therein, not disclosing any default under the covenants, conditions and restrictions referred to therein and without any changes other than de minimus changes.

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7.    Alternative Parking.
(a)    Seller and Southern Land Company, LLC (“SLC”) have entered into that certain letter agreement dated as of June 28, 2011 relating to certain parking arrangements, a copy of which is attached hereto as Exhibit D and made a part hereof (“Letter Agreement”). Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall deliver to Purchaser a letter (the “SLC Reliance Letter”) executed by SLC, in a form reasonably acceptable to Purchaser, acknowledging that Purchaser, as the successor-in-interest to Seller and owner of “The McEwen Office Building” located at 1550 West McEwen Drive, Franklin, Tennessee and situated on the Property, shall have the right to rely upon and enforce all of the terms and conditions of the Letter Agreement. The SLC Reliance Letter will be limited in substance to the acknowledgement set forth above.
(b)    Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall deliver into Escrow for recording, with a copy to Purchaser, an easement agreement (the “Alternative Parking Easement Agreement”) benefiting the Land and encumbering the parcel depicted on Exhibit E attached to this Fourth Amendment (the “Alternative Parking Area”), in a form reasonably acceptable to Purchaser, executed by Seller, as the owner of the benefited parcel, and AGL/SLC McEwen No. 4, LLC, a Delaware limited liability company, as the owner of the Alternative Parking Area (which, for purposes of this easement, will be the burdened parcel) permitting the owner of the Land to have SLC’s employees, contractors, customers and visitors park within the Alternative Parking Area so long as either of the easement agreements referenced in Sections 4 and 5 above remain in existence.
8.    McEwen Southside CC&R. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Seller shall cause an amendment, in form reasonably acceptable to Purchaser, to the Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel, recorded in Book 4953, Page 382, Register’s Office for Williamson County, Tennessee (as amended, the “McEwen Southside CC&R”) to be recorded on or prior to the Closing Date revising Section 6.11(b) of the McEwen Southside CC&R to limit the non-exclusive, perpetual easement of vehicular parking for the benefit of the Owner or Occupant of Restaurant Pad O (as such terms are defined in the McEwen Southside CC&R) to (a) 5 parking spaces Monday through Friday between the hours of 6:00 a.m. to 10:30 a.m. and 2:30 p.m. to 5:00 p.m., (b) 30 parking spaces Monday through Friday between the hours of 10:30 a.m. to 2:30 p.m. and 5:00 p.m. to one hour after closing of the restaurant operated by the occupant of Restaurant Pad O, but in no event later than 3:00 a.m., and (c) 30 parking spaces on weekends and holidays.
9.    McEwen Grocery CC&R. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Buyer’s obligation to consummate the transaction contemplated by the Purchase Agreement, Seller shall cause an

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amendment, in form reasonably acceptable to Purchaser (the “Grocery CC&R Amendment”), to the Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel, recorded in Book 4488, Page 961, Register’s Office for Williamson County, Tennessee (as amended, the “McEwen Grocery CC&R”) to be recorded on or prior to the Closing Date deleting Section 2.4(d)(i)(2) of the McEwen Grocery CC&R and substituting the following paragraph in its place (or substantially similar language that makes express the permission to sell alcoholic beverages for on-premises consumption and to operate a bar):
“up to 4,000 square feet of Rentable Area of restaurants and accompanying sale of alcoholic beverages customary in the operation of a bar in the office building shown on the Site Plan; provided, however, no such restaurant and accompanying bar shall be branded or advertised as a ‘natural foods’ or ‘organic’ restaurant such as O’Naturals.”
Seller will use commercially reasonable efforts to obtain the Grocery CC&R Amendment as soon as reasonably feasible, to the end that the Closing Date may occur sooner than scheduled, but Purchaser also acknowledges that, despite Seller’s commercially reasonable efforts, Seller may not be able to completely control the timing of the negotiation, execution and delivery of the Grocery CC&R Amendment by all of the parties required to sign it.
10.    Whole Foods Lease. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Seller shall cause the landlord of the lease with Whole Foods Market Group, Inc. (“Whole Foods”) to deliver, on or prior to the Closing Date, into Escrow, with a copy to Purchaser, a letter to Purchaser and Whole Foods, in a form reasonably acceptable to Purchaser, waiving such landlord’s right to re‑locate from time to time the location of the Adjacent Employee Parking Area within the Southside of the Development (as such terms are defined in the lease with Whole Foods).
11.    Property Approval Notice. The execution and delivery of this Fourth Amendment shall constitute Purchaser’s delivery to Seller of the “Property Approval Notice” in accordance with the provisions of Section 3.4 of the Purchase Agreement.
12.    Repairs Prior to Closing.
(a)    Certain Repairs. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Seller shall cause, to Purchaser’s reasonable satisfaction, the following to occur:
(i)    HVAC Alarm. The resolution and cessation of intermittent alarms from the Trane vertical self-contained heating, cooling and air conditioning units located in the Building’s mechanical room (collectively, the “HVAC Corrective Actions”). The HVAC Corrective Actions shall be effectuated in a good and workmanlike manner through, among other things, software upgrades and parts replacements (to the extent needed for the HVAC Corrective Actions) so that such units operate within manufacturers specifications.
(ii)    Existing Exterior Leaks. The repair of those two leaks of the “Vertical Building Envelope” (as defined below) which result in moisture located on the north

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side of the first office floor of the Building (which office floor is immediately above the ground floor retail in the Building) (the “Existing Leaks”). Repairs of the Existing Leaks under this Section 12(a)(ii) are to be completed in a manner compatible with the existing systems and acceptable under industry standards and general practice, and to the extent practical, according to the previously determined and utilized scope of repair and as specified in the “Repair Guidelines for: Waterproofing Remediation Performed by Southern Land” prepared by Stone & Glazing Consulting dated November 17, 2011 (the “Repair Guidelines”). Prior to the Closing, and as a condition precedent thereto, all repairs or replacements of any Existing Leak shall be verified at no cost, expense, liability or potential liability to the Purchaser by performance of water testing using testing methods acceptable under industry standards and general practice.
(b)    Notice of Completion. As a further condition to Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Seller will notify Purchaser of the completion of the HVAC Corrective Actions and the repair of the Existing Leaks within a reasonable time after such completion of each such action or repair, but in both cases no later than five (5) business days prior to the Closing Date, so that Purchaser and its consultants will have the ability to verify the completion of the HVAC Corrective Actions and the repair of the Existing Leaks prior to the Closing Date.
13.    Warranty Regarding Vertical Building Envelope.
(a)    Warranty and Indemnity; Disclaimer. Subject to the terms and conditions of this Section 13, (i) Seller warrants that the Vertical Building Envelope of the Building will remain “Water Tight” (as defined below) for a period of nine months from and after the Closing Date (the “Warranty Period”), and (ii) Seller will repair or replace, as necessary, and indemnify, protect, hold harmless and defend Purchaser against any loss, cost or expense (including, without limitation, the cost of any repairs or replacements for any “Covered Leak” (as defined below) arising from any Covered Leak to the extent Purchaser notifies Seller of the Covered Leak on or before the expiration of the Warranty Period. EXCEPT AS EXPRESSLY PROVIDED ELSEWHERE IN THE PURCHASE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH THE PURCHASE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, ALL OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED. Repairs or replacements of any Covered Leak under this Section 13 are to be completed in a manner compatible with the existing systems and acceptable under industry standards and general practice, and to the extent practical, according to the previously determined and utilized scope of repair and as specified in the Repair Guidelines. All repairs or replacements of any Covered Leak shall be verified at no cost, expense, liability or potential liability to the Purchaser by performance of water testing using testing methods acceptable under industry standards and general practice.
(b)    Definitions. For purposes of this Section 13, the following terms shall have the following meanings:
(i)    “Vertical Building Envelope” shall mean the exterior building envelope of the Building, including, without limitation, the through-wall flashings at masonry, windows, curtain walls, sealant, metal and membrane flashings at windows and curtain walls,

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metal flashings at the 1st and 2nd floor levels, and transitions between cladding components and penetrations. The Vertical Building Envelope will expressly exclude the roof surfaces of the Building.
(ii)    “Water Tight” shall mean the absence of any defects in the Building Envelope that allow moisture entry into the interior of the Building; provided, however, that Covered Leaks will not include moisture on the interior of the Building from roof leaks, HVAC system leaks (for instance, condensate lines), plumbing leaks, flood infiltration and moisture entering the Building through doors or other entries that can be opened in normal operations.
(iii)    “Covered Leak” shall mean any condition in the Vertical Building Envelope that causes the Vertical Building Envelope not to be Water Tight. Covered Leaks will expressly exclude any leaks caused by (A) the acts of Purchaser, its agents or contractors, or any third-party other than Seller’s agents and contractors; (B) damage resulting from non-water projectiles; or (C) tornado or hurricane.
(c)    Third-Party Warranties. Seller represents that Exhibit M attached to this Fourth Amendment includes any third party warranties or guarantees of workmanship or materials given by subcontractors or materialmen that relate to the Vertical Building Envelope and in Seller’s possession or control. As contemplated by Section 9.3(d) and Exhibit H of the Original Purchase Agreement, such warranties and guaranties will be assigned to Purchaser at Closing. Notwithstanding such assignment, if Seller reasonably believes that a Covered Leak may be covered by such a warranty or guaranty, then upon Seller’s written request, Purchaser will cooperate to pursue enforcement of such warranty or guaranty on Seller’s behalf at no cost, expense, liability or potential liability to Purchaser.
(d)    Limitations.
(i)    Seller’s obligations under this Section 13 will survive the Closing until the expiration of the Warranty Period, and except to the extent Purchaser has notified Seller of a Covered Leak or other claim under this Section 13 prior to the expiration of the Warranty Period, Seller will have no obligation to repair or replace any item after the Warranty Period expires.
(ii)    In no event will Seller be obligated to expend more than $1,000,000.00 on Covered Leaks or any other obligation under this Section 13 of which Purchaser notifies Seller prior to the expiration of the Warranty Period (the “Warranty Cap”).
(iii)    If Purchaser commences any action(s) to enforce any alleged breach and/or violation of any of the foregoing warranties and/or to seek indemnification for any loss pursuant to this Section 13, then Purchaser’s sole remedy shall be to seek recovery of its actual damages, including, without limitation, consultant fees and attorney’s fees in enforcing its rights hereunder (but not special, consequential, speculative, punitive or other damages, all of which are waived by Purchaser), provided, in no event may the amount of such damages, in the aggregate (with respect to any and all such Covered Leaks and indemnification claims under this Section 13) exceed the Warranty Cap.

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(e)    Warranty Escrow. Purchaser and Seller agree that Seller will deposit $150,000.00 (the “Warranty Escrow Funds”) into escrow at Closing to be administered by the Title Company in accordance with the escrow agreement attached hereto as Exhibit F (the “Warranty Escrow Agreement”), with the intent that (i) Seller will repair or replace a Covered Leak and will be permitted to utilize the Warranty Escrow Funds for such repair and/or replacement; (ii) Purchaser will have the right to utilize the Warranty Escrow Funds to repair or replace a Covered Leak if Seller does not perform the applicable repair and/or replacement of any Covered Leak within a commercially reasonable time following Purchaser’s written request; and (iii) any amount of the Warranty Escrow Funds that remain unused as of the end of the Warranty Period will be returned to Seller, (A) unless such funds are the subject of a written request in accordance with the terms and provisions of the Warranty Escrow Agreement, or (B) unless Purchaser has notified Seller of a Covered Leak that has not been repaired to Purchaser’s satisfaction prior to the end of the Warranty Period, in which case (either case) such unused Warranty Escrow Funds will remain on deposit with the Title Company to be used to repair and/or replace the Covered Leak. Notwithstanding anything stated to the contrary herein or in the Warranty Escrow Agreement, the amount of the Warranty Escrow Funds shall not limit Seller’s obligations under Section 13(a) above.
14.    Signage. Seller hereby acknowledges and agrees that (a) the “McEwen Drive Sign” defined in Section A(3) of the Recitals appearing in the Original Purchase Agreement is located in the general area of the “Southside Monument Sign” identified in Exhibit G attached hereto and made a part hereof, and (b)  the “Building Sign” defined in Section A(3) of the Recitals appearing in the Original Purchase Agreement is located in the general area of the “Building Sign” identified in Exhibit G attached hereto and made a part hereof.
15.    Mars Estoppel. Purchaser confirms that the estoppel attached hereto as Exhibit H is acceptable to Purchaser and constitutes a Conforming Estoppel for Mars Petcare US, Inc. pursuant to Section 8.2(d) of the Original Purchase Agreement.
16.    Effectiveness of Agreement. Except as modified by this Fourth Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
17.    Counterparts. This Fourth Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
18.    Telecopied Signatures. A counterpart of this Fourth Amendment that is signed by one party to this Fourth Amendment and telecopied or emailed to the other party to this Fourth Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Fourth Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Fourth Amendment.
19.    Successors and Assigns. All of the terms and conditions of this Fourth Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Purchaser have entered into this Fourth

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Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.
[SIGNATURES ON NEXT TWO PAGES]

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“SELLER”
AGL/SLC MCEWEN NO.2, LLC,
a Delaware limited liability company

By: /s/ Gabe L. Finke
Name: Gabe L. Finke
Title: Manger

“PURCHASER”
KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A

Temporary Construction Easement (Unrecorded)

(Attached)

A-1

TEMPORARY EASEMENT AGREEMENT
(Office Parcel to Retail Parcel)
THIS TEMPORARY EASEMENT AGREEMENT (this "Agreement") is made this_ day of , 2012, by and between KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company ("Grantor"), and AGL/SLC MCEWEN NO.4, LLC, a Delaware limited liability company ("Grantee").
Recitals
A.     Immediately prior to the execution and delivery of this Agreement, Grantor acquired the land described on Exhibit A attached hereto (the "Office Parcel") and certain improvements thereon.
B.     Grantee owns the land described on Exhibit B attached hereto (the "Retail Parcel") and certain improvements thereon.
C.     The parties desire to establish certain easements, obligations, and other rights and duties between the Office Parcel and the Retail Parcel, in accordance with the terms and conditions hereof.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, the parties hereto represent and agree as follows:
1.     Certain Definitions. The following terms shall have the corresponding meanings when used in this Agreement:
"Building": A building or other above-ground structure located on a Parcel, including the underground portion thereof.
"Building Areas": Those portions of each Parcel on which Buildings are from time to time located.
"Common Area" or "Common Areas": All driveways and accessways, parking areas, sidewalks, walkways, ramps, service areas (including loading and unloading facilities), landscaped areas, private roads, and areas on which signs, fences or other common appurtenances are located, on any Parcel, but excluding any Building Areas.
"Office Owner": Grantor, together with its successors in interest, as Owner of the Office Parcel.
"Owner": An owner of a Parcel or portion thereof, together with its successors in interest as owners of the Parcel or portion thereof; provided that, with respect to any Parcel or portion thereof that is subject to a ground lease, only the holder of the ground lessee's interest under the ground lease, together with its successors in interest, shall be deemed to be the Owner of such Parcel.
"Panhandle Parking Area": The portion of Office Parcel more particularly described on Exhibit C attached hereto.
"Parcel": Each of the Office Parcel and the Retail Parcel.
"Permittees": All Owners and their respective heirs, successors, assigns, grantees, and mortgagees, and their respective agents, employees, contractors, licensees and invitees of any them.
"Real Estate Records": The real property records of Williamson County, Tennessee.
"Retail Owner": Grantee, together with its successors in interest, as Owner of the Retail Parcel.
2.     Easement.
2.1     Easement Area and Purpose.
(a)     Easement Area. Office Owner does hereby grant, sell, bargain and convey to Retail Owner, for the use and benefit of Retail Owner and its Permittees, an irrevocable, exclusive easement (the "Easement"), appurtenant to the Retail Parcel, over and across the parking spaces within the Panhandle Parking Area (such parking spaces being collectively referred to hereinafter as the "Easement Spaces"), for the purpose of conducting activities, such as the deposition and storage of construction debris and other refuse in one or more construction waste dumpsters or other similar trash receptacles, related to Retail Owner's construction activities on the Retail Parcel ("Construction Activities"), but only to the extent the following conditions have been satisfied:
(i)     Retail Owner has delivered to Office Owner a written request (a "Request") to use the Easement Spaces, which request may not request the use of the Easement prior to October 1, 2012, although a Request may be delivered before such date; and
(ii)     Office Owner determines, in its reasonable discretion, that Easement Spaces are available for the use by Retail Owner, and delivers written notice of the same to Retail Owner on or before the later of September 28, 2012 or the date that is three (3) business days after Office Owner's receipt of a Request.
If Office Owner determines that Easement Spaces are available as set forth above, Office Owner will coordinate in good faith with Retail Owner to make the Easement Spaces available in a location within the Panhandle Parking Area which is convenient to Retail Owner for its performance of its Construction Activities (such location of the Easement Spaces is referred to hereinafter as the "Easement Area"). Notwithstanding anything

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stated to the contrary herein, the Easement shall not be considered granted to Retail Owner, and Retail Owner shall have no right to use the Easement, until the conditions referenced in this Sections 2. 1(a)(i) and 2. 1(a)(ii) above have been satisfied.
(b)     Access. Effective upon the satisfaction of the conditions in Sections 2. 1(a)(i) and 2.1(a)(ii) above (and not before), Owner does hereby grant, sell, bargain and convey to Retail Owner, for the use and benefit of Retail Owner and its Permittees, an irrevocable, non-exclusive easement, appurtenant to the Retail Parcel, over and across all driveways and accessways now or hereafter located on the Office Parcel for the purpose of providing Retail Owner and its Permittees with vehicular and pedestrian ingress, egress and access to, from and between the Retail Parcel and the Easement Area and to/from and between the public or private rights-of-way serving the Parcels and the Easement Area in order to fill, empty and replace dumpsters and other similar trash receptacles from time to time in conjunction with construction on the Retail Parcel.
(c)     Exclusivity of Easement Area. Office Owner acknowledges that neither Office Owner nor its Permittees will have any right to park within the Easement Area. Retail Owner shall have the right, at its sole cost and expense, to install reasonable signs within the Easement Area or otherwise reasonably designate parking spaces within the Easement Area as "no-parking" areas.
(d)     Termination of Easement. In the event the Office Owner grants the Easement to Retail Owner in accordance with the provisions of Section 2.1 (a) above and later determines, in its reasonable discretion, at any time, and from time to time, that the Easenlent Spaces are no longer available for the use by Retail Owner, such Easement shall be deemed terminated within three (3) business days after delivery of written notice by Office Owner to Retail Owner regarding the termination of the Easement.
2.2     Nature of Easements, Restrictions and Rights Granted.
(a)     Easements Appurtenant. Except as provided elsewhere herein to the contrary, each and all of the easements, covenants, restrictions and rights granted or created herein, to the extent granted or created, are appurtenances to the Retail Parcel, and may not be sold, transferred, assigned or encumbered except as an appurtenance to the Retail Parcel. The Retail Parcel shall constitute the dominant estate, and the Office Parcel shall constitute the servient estate.
(b)     Nature and Effect of Easements and Restrictions. Except as provided elsewhere herein to the contrary, each and all of the easements, covenants, restrictions and rights contained in this Agreement:
(i)     are made for the direct benefit of the Retail Owner and Permittees of the Retail Parcel; 1010452.6
(ii)     constitute covenants running with the land; and

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(iii)     shall bind every person or entity having any fee, leasehold, financing or other interest in any portion of any Parcel at any time or from time to time during the term of this Agreement to the extent that such portion is affected or bound by the easement, covenant, restriction or provision in question or to the extent that such easement, covenant, restriction or provision is to be performed on such portion.
(c)     Transfer of Title. The acceptance of any sale, lease, assignment, transfer, or other conveyance of title or any other interest in the Parcels or portion thereof from any Owner of all or any part of its interest in a Parcel shall be deemed to cause the grantee, lessee, assignee or transferee to assume and agree to perform, if applicable under this Agreement, each and every obligation of an Owner under this Agreement with respect to any such Parcel or portion thereof.
(d)     Exercise of Rights. Each Owner shall exercise its rights hereunder, and shall cause its Permittees to exercise their rights hereunder, in compliance with all applicable laws. Either Owner constructing, reconstructing, remodeling, altering, installing, maintaining, repairing, replacing or relocating any improvements, utilities or performing any other construction activities pursuant to the provisions of this Agreement shall provide all the other Owners with reasonable written notice thereof, except in cases of emergency, duly and promptly pay all costs and expenses with respect thereto, and shall cause all work in connection therewith to be completed in a good and workmanlike manner, using all new materials, and specifications and plans equal to or greater than the original construction and in compliance with all applicable laws and this Agreement, including daily clean-up and restoration of any damage to existing improvements, as quickly as possible with a minimum of inconvenience and interruption of service to the business operations, use and enjoyment of the Parcels, the Owners and Permittees, including if reasonably necessary, the performance of work during non-business hours.
(e)     Effect of Sale. In the event of a transfer or assignment by any Owner of its interest in its Parcel, the transferring Owner, without the necessity of any further document signed or actions taken by any party, shall be released from any and all obligations hereunder arising on or after the date of transfer, and each party benefited hereby thereafter agrees to look solely to such successor-in-interest of such Owner for performance of such obligations.
(f)     No Merger. Notwithstanding any future vesting of title (fee or ground leasehold) to the Parcels in the same party, such commonality of ownership interests shall not give rise to any extinguishment or merger of the easements established under this Agreement or any other provisions hereof, it being the controlling and dominant intent of the parties hereto that no such merger or extinguishment shall occur, and that all such easements and provisions of this Agreement shall remain in full force and effect regardless of any commonality of ownership interests in the Parcels. Except as otherwise expressly provided herein, any such easement or other provision of this Agreement may be extinguished only by the mutual written consent of Retail Owner and Office Owner, which consent must be recorded in the Real Estate Records if this Agreement has been so recorded.

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(g)     Retained Rights of Office Owner. To the extent Office Owner grants the Easement in accordance with the provisions of Section 2.1 (a) above, Office Owner reserves the right of ownership, use and occupancy of the Office Parcel insofar as said ownership, use and occupancy does not unreasonably impair the rights granted to Retail Owner in this Agreement. The rights of Retail Owner with respect to the Easement Area shall be exclusive in the event Office Owner grants the Easement in accordance with the provisions of Section 2.1 (a) above.
(h)     No Disruption. In exercising its rights under this Agreement, the Retail Owner shall not unreasonably interfere with or negatively impact the Office Owner's use or enjoyment of the remainder of the Office Parcel or the improvements thereon.
3.     Term. The terms, covenants, provisions and conditions of this Agreement shall be effective automatically commencing on October 1, 2012, and shall terminate automatically upon the earlier of (a) Retail Owner's completion of construction on the Retail Parcel and, if this Agreement has been recorded in the Real Estate Records, Retail Owner's recording in the Real Estate Records of an affidavit confirming such completion, or (b) November 30, 2012. The covenants, conditions, limitations, restrictions, reservations, easements, rights and privileges set forth in this Agreement shall run with the Parcels, and shall inure to the benefit of and be enforceable by the Owners until termination. Upon written request by Office Owner to Retail Owner, Retail Owner shall confirm in writing such termination. Notwithstanding the foregoing or anything stated to the contrary in this Agreement, the obligations of Retail Owner under Section 4 and/or Section 5 shall survive the termination of this Agreement, to the extent such obligations arise during the term of this Agreement.
4.     Maintenance; Repair; Insurance.
4.1     Maintenance; Repair. All improvements within the Easement Area damaged or destroyed by Retail Owner or its Permittees in connection with its use of the Easement Area shall be promptly repaired or replaced in a good and workmanlike manner with new materials which are reasonably standard of new construction in the submarket in which the Parcels are located and otherwise to substantially the same form as they existed immediately prior to the occurrence of such damage or destruction. Office Owner shall undertake maintenance, repairs and replacements for the other Common Areas on the Office Parcel at Office Owner's cost and expense.
4.2     Insurance. Retail Owner shall maintain general comprehensive public liability insurance with respect to events or conditions on the Easement Area naming Office Owner as an additional insured and shall provide Office Owner with evidence of the same within three (3) business days following Office Owner's written request. Office Owner shall maintain general comprehensive public liability insurance with respect to events or conditions on the other Common Areas.
5.     Indemnification. Retail Owner covenants and agrees to indemnify, defend and hold harmless Office Owner and its tenants, occupants and Permittees (collectively, an "Indemnitee") from and against all claims, costs, expenses and liability (including reasonable

5

attorneys' fees and cost of suit incurred in connection with all claims) including any action or proceedings brought hereon, arising from or as a result of the death of, or any accident, injury, loss, claim, liability, cost or damage whatsoever caused to any person, property or entity by Retail Owner or any of its Permittees or agents which shall occur on Office Parcel pursuant to this Agreement, except for claims caused by the negligence or willful act or omission of an Indemnitee wherever the same may occur.
6.     Condemnation.
6.1     Condemnation. In the event of any whole or partial, temporary or permanent taking under a right of eminent domain, whether in condemnation or by private sale in lieu thereof, of all or any portion of the Office Parcel, regardless of whether an easement created hereby is affected, the award or purchase price paid for such taking shall be paid to Office Owner.
6.2     Waiver of Award. Retail Owner shall not have any right to claim any award or payment for a condemnation affecting the easement area located within the Office Parcel, provided that nothing in this Section shall prevent Retail Owner to the extent permitted under law, from seeking a separate award or compensation for the loss of its easement rights in and to the Office Parcel so taken, provided that such award shall not reduce the amount payable to Office Owner.
7.     Rights Upon Default.
7.1     Delinquent Owner. Each Owner shall be responsible and liable hereunder for the defaults, violations or breaches of this Agreement of its Permittees or any person or entity claiming by, through or under a Permittee. If any Owner shall determine that any other Owner is delinquent in properly discharging such Owner's obligations set forth herein, or is in default, violation or breach of this Agreement (the "Delinquent Owner"), then such Owner may give the Delinquent Owner written notice of the violation. The Delinquent Owner shall have 30 days from receipt of such notice within which to fully comply with such obligation or cure any default, violation or breach, or in the event such compliance is not capable of completion within such period, to commence such compliance and diligently proceed to complete the same within a reasonable time thereafter. In the event of a failure of any Delinquent Owner to comply with the provisions hereof within such cure period, the complaining Owner may perform the maintenance, repair, replacement or other required action at the Delinquent Owner's sole cost and expense.
7.2     Legal and Equitable Relief. Subject to Section 8.1, each Owner shall have the right to prosecute any proceedings at law, under statute or in equity against any Owner or Permittee defaulting, breaching or violating this Agreement or attempting to violate, breach or default any of the provisions contained in this Agreement. The remedies available under this Section shall include, but not be limited to, ex parte applications for temporary restraining orders, preliminary injunctions and permanent injunctions and actions for specific performance of such Owner's obligations and/or damages.

6

7.3     Costs of Cure. All costs and expenses reasonably incurred by any Owner to cure a default of a Delinquent Owner under the provisions hereof, including reasonable attorneys' fees and costs, shall be assessed against and paid by the Delinquent Owner.
7.4     Litigation Expenses. If any Owner shall bring an action or proceeding (including, without limitation, any cross-complaint, counterclaim or third party claim) against any other Owner by reason of an alleged default, breach or violation of any covenant, term or obligation hereof, or for the enforcement of any provision hereof, or to interpret, or otherwise address any matter arising out of or related to, this Agreement, the prevailing party in such action or proceeding shall be entitled to its costs and expenses of suit, including but not limited to reasonable attorneys' fees and costs, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing Owner" within the meaning of this Section shall include, without limitation, any Owner who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly defaulted on, breached or violated or consideration substantially equal to the relief sought in the action. Attorneys' fees under this Section shall include attorneys' fees before and during any litigation, arbitration or similar action and on any appeal, and, in addition, a party entitled to attorneys' fees shall be entitled to all other reasonable costs, fees and expenses incurred in connection with such action (inclusive of expert witness fees).
7.5     Interest. If any monetary obligation hereunder is not paid when due, the same shall bear interest thereon at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate permitted by applicable law.
7.6     Waiver and Remedies Cumulative. No waiver by an Owner of any default under this Agreement shall be effective or binding on such Owner unless made in writing by such Owner, and no such waiver shall be implied from any omission by such Owner to take action in respect to such default. No express written waiver of any default shall affect any other default or cover any other period of time other than any default or period of time specified in such express waiver. One or more written waivers of any default under any provision of this Agreement shall not be deemed to be a waiver of any subsequent default in the performance of the same provision or any other term or provisions contained in this Agreement. All of the remedies permitted or available to an Owner under this Agreement or at law by statute or in equity shall be cumulative and not alternative, and invocation of any such right or remedy shall not constitute a waiver or election of remedies with respect to any other permitted or available right or remedy.
7.7     Limitation of Liability. Notwithstanding any other provision hereof, no Delinquent Owner nor any Delinquent Owner's mortgagee or their respective partners, members, shareholders, principals, officers, directors or agents shall have any personal liability hereunder. In the event of any breach or default by an Owner of any term or provision of this Agreement, the parties benefited hereby agree to look solely to the equity or interest then owned by the Delinquent Owner in the land and improvements which constitute the Delinquent Owner's Parcel. In no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against the Delinquent Owner or the Delinquent Owner's mortgagees or their respective partners, members, shareholders, principals, officers, directors or agents.

7

8.     Effect of Breach Upon Purchasers and Mortgagees.
8.1     No Termination. The breach of this Agreement shall not entitle any Owner to cancel, rescind or otherwise terminate this Agreement, or any conditions, covenants, easements or restrictions hereunder.
8.2     Mortgagee Protection. This Agreement, and the rights, privileges, covenants, agreements and easements hereunder with respect to each Owner and each Parcel, shall be superior and senior to any bona fide lien hereafter placed upon any Parcel, including without limitation, the lien of any mortgage, deed of trust, or other security interest, and any lien heretofore placed upon any Parcel that is subordinated by the holder of such lien by a signed instrument recorded in the Real Estate Records (a "Subordinated Prior Lien"). Notwithstanding the foregoing, no breach hereof shall defeat, render invalid, diminish or impair the lien of any mortgage, deed of trust or security interest made in good faith and for value, but all of the covenants and restrictions, easements and conditions and other provisions, terms and conditions contained in this Agreement shall be binding upon and effective against any Owner (including any mortgagee or beneficiary under a deed of trust) who acquires title to any Parcel or any portion thereof by foreclosure, trustee's sale, deed in lieu of foreclosure or otherwise through a mortgage, deed of trust or other lien hereafter placed on a Parcel or through a Subordinated Prior Lien.
9.     Mechanics' Liens. If, pursuant to any work, improvement or repair undertaken by, through or under any Owner (the "Responsible Owner"), any mechanic's lien claim is recorded against the Parcel of another Owner, then the Responsible Owner shall cause such lien claim to be released and discharged of record (by payment, bonding or other available process) within the earlier of (a) 30 days after the recordation of the claim, and (b) the date that is five business days prior to the date of any foreclosure of such lien or any conveyance or disposition of the encumbered Parcel pursuant to such lien. If such release and discharge is not timely secured, then the affected Owner, at its election and without obligation to do so, may secure the release and discharge of the lien claim through its own efforts, whether by payment, bonding or otherwise, and the affected Owner shall be entitled to recover from the Responsible Owner all costs and expenses, including attorneys' fees, that the affected Owner may incur in cOlli1ection therewith (with these reimbursable costs and expenses to be due and owing within ten days after demand). Furthermore, any Responsible Owner shall indemnify, defend and hold harmless any affected Owner whose Parcel is encumbered by the pertinent lien claim from and against any liability, loss, damage, cost or expense, including attorneys' fees, incurred or arising on account of or in relation to the offending lien claim. The foregoing rights and remedies in favor of any affected Owner shall be cumulative with and in addition to the other rights and remedies afforded to the affected Owner by Tennessee statutes or other provisions of law.
10.     Estoppel Certificate. Any Owner may, at any time and from time to time, in connection with the sale, lease or transfer of such Owner's Parcel or portion thereof, in connection with the financing or refinancing of such Owner's Parcel or as otherwise necessary for business purposes, deliver written notice to the other Owners requesting such Owners to certify in writing that to the knowledge of the certifying Owner, the requesting Owner is not in default in the performance of its obligations under this Agreement, or, if in default, to describe therein the nature and amount of any and all defaults and with respect to such other reasonable

8

business matters directly related to this Agreement. Each Owner receiving such request shall execute and return such certificate within 20 days following the receipt thereof. Failure by an Owner to execute and return such certificate within the specified period shall be conclusively deemed an admission on such Owner's part that the Owner requesting the certificate is conclusively deemed current with respect to its obligations under this Agreement and not in default in the performance of such Owner's obligations under this Agreement. The Owners acknowledge that such certificate or deemed admission may be relied upon by purchasers, tenants, lenders, transferees, mortgagees, deed of trust beneficiaries and sale and leaseback-lessors.
11.     Miscellaneous.
11.1     Negation of Partnership. None of the terms or prOViSions of this Agreement shall be deemed to create a partnership between or among any Owners or their Permittees in their respective businesses or otherwise, nor shall it cause them to be considered joint venturers, partners or members of any joint enterprise.
11.2     Third Party Beneficiaries. This Agreement is not intended, nor shall it be construed, to create any third party beneficiary rights in any other person, unless expressly otherwise provided herein.
11.3     Amendment. This Agreement may be canceled, changed, modified or amended in whole or in part only by written instrument executed by all parties hereto, or their successors in interest, which instrument must be recorded in the Real Estate Records if this Agreement has been so recorded. No Permittee will be required to join in the execution of or consent to any act of the Owners taken pursuant to this Section.
11.4     Not A Public Dedication. Nothing herein contained shall be deemed to be a gift or dedication of any portion of any Parcel, or any portion thereof, to the general public for the general public or for any public use or purpose whatsoever, it being the intention and understanding of the parties that this Agreement shall be strictly limited to and for the purposes herein expressed for the maintenance and operation of private property solely for the benefit of the Owners and their Permittees.
11.5     Notices. Any notice to either Owner shall be in writing and given by delivering the same to such Owner in person, or by hand delivery, or by sending the same by United States registered, certified or express mail, return receipt requested, with postage prepaid, or by "Federal Express" or similar overnight delivery service, to the following mailing address of the Owner:
If to Office Owner:    KBSIII 1550 WEST MCEWEN DRIVE, LLC
1909 K Street, NW, Suite 340
Washington, DC 20006
Attention: Stephen D. Evans
Telecopy: (202) 697-4636
Telephone: (202) 552-7551

9

With a copy to:    Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: Bruce Fischer, Esq.
Telecopy: (949) 732-6501
Telephone: (949) 732-6670
Email: fischerb@gtlaw.com
And:            KBSIII 1550 West McEwen Drive, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 2660
Attention: Jim Chiboucas, Esq.
Telecopy: (949) 417-6555
Telephone: (949) 417-6523
Email: jchiboucas@kbsrealty.com
If to Retail Owner:    AGL/SLC McEwen No.4, LLC
1050 17th Street, Suite 2300
Denver, Colorado 80265
Attention: Daniel P. Cohen
Telephone: (303) 534-6322
Facsimile: (303) 534-6713
An Owner may change its address for notices hereunder by giving notice to the other Owner(s) in accordance with the terms of this Section.
11.6     Construction. The provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party.
11.7     Captions. The captions preceding the text of each Section are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Agreement.
11.8     Time. Time is of the essence of this Agreement and each and every provision hereof.
11.9     Deemed to Constitute Nuisance. Every violation of this Agreement or any part thereof is hereby declared to be and shall constitute a nuisance, and every public or private remedy allowed therefor by law, statute or in equity against any Owner or Permittee shall be applicable against every such violation and may be exercised by the same persons and under the same conditions as is provided for the exercise of the remedies set forth herein.
11.10     Number and Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number (singular or plural) and any other gender (masculine, feminine or neuter), all as the context requires.

10

11.11     Applicable Law. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Tennessee.
11.12     Counterparts. This Agreement may be executed in counterparts, and all executed counterparts taken together shall constitute a single instrument.
IN WITNESS WHEREOF, the parties have caused these presents to be executed the day and year first above written.
[Remainder of page left blank; signatures follow]

11

GRANTOR:
KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company
By:     KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member
By:     KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:     KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:     KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:     __________________________
Charles J. Schreiber, Jr.,
Chief Executive Officer
State of ____________        §
§
County of ____________        §
The foregoing was acknowledged before me on the _______ day of ________________, 2012, by Charles J. Schreiber, Jr., as Chief Executive Officer of KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, as general partner of KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, as sole member of KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, as sole member of KBSIII REIT ACQUISITIO"t'-J IV, LLC, a Delaware limited liability company, as sole member of KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company, on behalf of said limited liability company.
__________________________________
NOTARY PUBLIC, STATE OF ___________

__________________________________
PRINTED NAME OF NOTARY

MY COMMISSION EXPIRES: _____________________

Signature Page

GRANTEE:
AGL/SLC McEwen No.4, LLC,
a Delaware limited liability company
By:     ____________________________
Name:     ____________________________
Its:     Manager
State of ____________        §
§
County of ____________        §
The foregoing was acknowledged before me on the _______ day of ________________, 2012, by _______________, as Manager of AGL/SLC McEwen No. 4, LLC, a Delaware limited liability company, on behalf of said limited liability company.
___________________________________
NOTARY PUBLIC, STATE OF COLORADO

___________________________________
PRINTED NAME OF NOTARY

MY COMMISSION EXPIRES: _____________________

Signature Page

Exhibit A
(Office Parcel)
Parcel 1:
Land in Williamson County, Tennessee, being Lot No. 145 on the plan of "McEwen Place PUD Subdivision, Revision 2, Resubdivision of Lot 103," recorded in Plat Book 53, Page 148, in the Register's Office for Williamson County, Tennessee, to which plan reference is hereby made for a more complete description thereof.
Being part of the same property conveyed to AGL/SLC McEwen No.2, LLC, a Delaware limited liability company by special warranty deed from SLC McEwen Land Holdings, LLC, a Delaware limited liability company (formerly a Tennessee limited liability company, converted pursuant to a Certificate of Conversion filed in Delaware on January 8, 2008, and filed in Tennessee on January 11, 2008), of record in Book 4631, Page 955, and quitclaim deed from SLC McEwen Land Holdings, LLC, a Delaware limited liability company (formerly a Tennessee limited liability company, converted pursuant to a Certificate of Conversion filed in Delaware on January 8, 2008, and filed in Tennessee on January 11, 2008), of record in Book 5330, Page 34, all in the Register's Office for Williamson County, Tennessee. Parcel 2: Land in Williamson County, Tennessee, being Lot No. 146 on the plan of "McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103," recorded in Plat Book P-50, Page 110 (A-D), in the Register's Office for Williamson County, Tennessee, to vvhich plan reference is hereby made for a more complete description thereof.
Being part of the same property conveyed to AGL/SLC McEwen No.2, LLC, a Delaware limited liability company by quitclaim deed from SLC McEwen Land Holdings, LLC, a Delaware limited liability company (formerly a Tennessee limited liability company, converted pursuant to a Certificate of Conversion filed in Delaware on January 8, 2008, and filed in Tennessee on January 11, 2008), of record in Book 5308, Page 405, in the Register's Office for Williamson County, Tennessee.

Exhibit A

Exhibit B
(Retail Parcel)
Land in Williamson County, Tennessee, being Lot Nos. 149 and 157 on the plan of "McEwen Place PUD Subdivision, Revision 2, Resubdivision of Lot 103," recorded in Plat Book 53, Page 148, in the Register's Office for Williamson County, Tennessee, to which plan reference is hereby made for a more complete description thereof.
Being the same property conveyed to AGL/SLC McEwen No.4, LLC, a Delaware limited liability company, by quitclaim deed from SLC McEwen Land Holdings, LLC, a Delaware limited liability company (formerly a Tennessee limited liability company, converted pursuant to a Certificate of Conversion filed in Delaware on January 8, 2008, and filed in Tennessee on January 11, 2008), of record in Book 5330, Page 296, in the Register's Office for Williamson County, Tennessee.

Exhibit B

Exhibit C
(Legal Description or Depiction of Panhandle Parking Area)
(See following page)

Exhibit C - Page1

145
147
148
150
149
157
145
2
2
P.O.C.
P.O.B.
L1
L2
L3
L4
L5
L6
L7
L8
L9
L10
L11
L12
L13

TN. GRID NORTH
SITE
Vicinity Map (n.t.s.)

50'
0'
50'
100'
GRAPHIC SCALE

Element	Direction	Distance
L1	S 82° 43' 48" E	153.82
L2	S 7° 16' 11" W	23.48
L3	S 82° 43' 48" E	175.60
L4	S 7° 16' 12" W	219.02
L5	S 7° 16' 12" W	168.95
L6	S 7° 16' 12" W	9.72
L7	N 82° 43' 48" W	506.50
L8	N 7° 16' 12" E	154.17
L9	S 82° 43' 48" E	36.00
L10	S 7° 16' 12" W	136.17
L11	S 82° 43' 48" E	413.00
L12	S 70° 53' 35" E	40.36
L13	S 82° 43' 48" E	17.99

Boundary Description

Easement 3
southeast portion of Property Map 62, Parcel 22.09

Land lying in Williamson County, Tennessee, being bounded on the northeast by Lot 157 of McEwenPlace PUD subdivision revision 2 as of record in plat book 53, page 148, and on the east by Lot 2 of McEwen Place PUD subdivision second revision as of record in plat book 52, page 100, being more particularly described as follows:

Commencing at an iron pin lying on the south property line of Lot 148, being an east property corner of Lot 147, a public utility, drainage, access and landscape easement as of record in plat book 50, page 110, and the northwest property corner of Lot 149; thence leaving the aforesaid property corner with the south property line of Lot 148 and the north property line of Lot 149 through the following courses:

S 82°43'48" E 153.82 feet to an iron rod,
S 7°16'11" W 23.48 feet to an iron rod,
S 82°43'48" E 175.60 feet to an iron rod lying on the west property line of Lot 2, being the southeast property corner of Lot 148 and the northeast property corner of Lot 149;
thence leaving the aforesaid property corner with the west property line of Lot 2 and the east property line of Lot 149 through the following course:

S 7°16'12" W 219.02 feet to an iron rod being the northeast property corner of Lot 157 and the southeast property corner of Lot 149;
thence leaving the aforesaid property corner with the east property line of Lot 157 and continuing with the west property line of Lot 2 through the following course:

S 7°16'12" W 168.95 feet to an iron rod being an east property corner of Lot 145, southeast property corner of Lot 157, northeast easement corner of the herein described Easement 3 and the point of beginning of Easement 3;
thence leaving the aforesaid property and easement corner, continuing with the west property line of Lot 2, with the east property line of Lot 145 and the east easement line of Easement 3 through the following course:

Boundary Description (cont.)

S 7°16'12" W 9.72 feet to a point, being the southeast easement corner of Easement 3;
thence leaving the aforesaid property line and easement corner, creating an easement line across a portion of Lot 145, with the south easement line of Easement 3 through the following course:

N 82°43'48" W 506.50 feet to a point, being the southwest easement corner of Easement 3;
thence leaving the aforesaid easement corner with the west easement line of Easement 3 through the following course:

N 7°16'12" E 154.17 feet to a point, being the northwest easement corner of Easement 3;
thence leaving the aforesaid easement corner with the north easement line of Easement 3 through the following course:

S 82°43'48" E 36.00 feet to a point lying on the west and east property line of Lot 157 and Lot 145, respectively, and the northeast easement corner of Easement 3;
thence leaving the aforesaid easement corner with the aforesaid property line and the northeast easement line of Easement 3 through the following courses:

S 7°16'12" W 136.17 feet to an iron rod, being the southwest property corner of Lot 157;
thence leaving the aforesaid property corner with the south property line of Lot 157 and continuing with the aforesaid easement line through the following courses:

S 82°43'48" E 413.00 feet to an iron rod,
S 70°53'35" E 40.36 feet to an iron rod,
S 82°43'48" E 17.99 feet to the point of beginning, containing 0.335 acres.

Being a portion of a tract of land conveyed to AGL/SLC McEwen No. 2, LLC, as of record in deed book 5330, Page 34, R.O.W.C., Tennessee.

Z:\Land Projects 3\33511\dgn\33511Ease3ExhibitMap.dgn

REVISIONS		
NO.	DATE	CHANGE

Wilson & Associates, P.C.
Engineering ▲ Surveying
108 Beasley Drive
Franklin, Tennessee 37064

Easement 3
AGL/SLC McEwen No.2, LLC
1550 West McEwen Drive
Franklin, Williamson County, Tennessee

Exhibit Map

DRAWN BY: KLB
APPVD. BY: JCW II
DATE: 2-13-12
PROJ. NO.: 33511
SCALE: 1"=100'

SHEET No.
1 of 1

Exhibit C - Page2

CONSENT AND SUBORDINATION
(Southside Retail Loan; Temporary Easement on Office Parcel)
The undersigned, PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Holder"), hereby declares that it is the true and lawful holder and owner of the entire indebtedness fully described in and secured by (a) that certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement from AGL/SLC McEwen No.4, LLC, a Delaware limited liability company ("Borrower"), and others to Kelly L. Worman, Trustee, of record in Book__, Page _, Register's Office for Williamson County, Tennessee, (b) that certain Assignment of Leases and Rents by Borrower and others in favor of Holder of record in Book__, Page _, and (c) that certain financing statement naming Borrower and others, as debtors, and Holder, as secured party, of record in Book__, Page __, said Register's Office (collectively, the "Security Documents"), each as may be affected by amendments, consents, subordination agreements and partial releases executed by Holder from time to time; and for a valuable consideration in hand paid does hereby consent to the recording of and subordinates said liens to the foregoing Temporary Easement Agreement (the "Easement"). By subordinating its liens to the Easement, Holder does not consent to any other matters, and any amendment or supplement to the Easement shall require Holder's written consent, it being the intent of the Holder that any documents other than the Easement which are recorded after the Security Documents remain junior and subordinate to the liens of the Security Documents.
IN WITNESS WHEREOF, the Holder has executed this Consent and Subordination on this ________ day of _____________, 2012.
PNC BANK, NATIONAL ASSOCIATION, a
national banking association
By: __________________________________
Name: ________________________________
Title: _________________________________

STATE OF OHIO             )
)
COUNTY OF HAMILTON         )
Before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, known to me and known by me to be the ___________________of PNC Bank, National Association, a national banking association, and acknowledged the execution of the foregoing for and on behalf of said national banking association. Given under my hand and seal of office this _____ day of ___________, 2012.
_____________________________________
Notary Public, State of Ohio

Notary's Printed Name: __________________

My Commission Expires: ___________________

EXHIBIT B-1

Certain of Seller’s Deliveries

[See Following pages]

B-1-1

Best and Final Documents
Additional Financials
Aging Report
AR Aging Report -McEwen (12-30-11).pdf
CAM Recs
CAM Estimates -McEwen (2012).pdf
CAM Reconciliation -McEwen (2010).pdf
Genera I Ledgers
General Ledger -McEwen (2011).pdf
Income Statements
Income Statement -McEwen (03-11).pdf
Income Statement -McEwen (06-11).pdf
Income Statement -McEwen (09-11).pdf
Income Statement -McEwen (12-11).pdf
Management Fee Calculations
01-11 Management Fee - McEwen. pdf
02-11 Management Fee - McEwen. pdf
03-11 Management Fee - McEwen. pdf
04-11 Management Fee - McEwen. pdf
05-11 Management Fee - McEwen. pdf
06-11 Management Fee - McEwen. pdf
07-11 Management Fee - McEwen. pdf
08-11 Management Fee - McEwen. pdf
09-11 Management Fee - McEwen. pdf
10-11 Management Fee - McEwen. pdf
11-11 Management Fee - McEwen. pdf
12-11 Management Fee - McEwen. pdf
SLR Detail
Straight Line Rent Calculations -McEwen (12-31-11).pdf
Statement of Ops
Statement of Operations -McEwen (12-2010).pdf
Statement of Operations -McEwen (12-2011).pdf
Tenant Ledgers
Tenant Ledger -McEwen (01-01-11 thru 12-30-11).pdf
Utility Bills
Electric -2010 to present (updated 01-24-12).pdf

B-1-2

Sewer -2010 to present (updated 01-24-12).pdf
Stormwater -2010 to present (updated 01-24-12).pdf
Water -2010 to present (updated 01-24-12).pdf
Bank Reconciliation -McEwen (12-11).pdf
Check Register -McEwen (2011).pdf
Trial Balance -McEwen (12-11).pdf
Leases
Amendments
Assignment of Lessee's Interst in Lease Punch Kettlebell.pdf
Consent to Sublease Carlisle Companies Inc.pdf
Mars-petcare-nutro-lst-amend.pdf
Mars-petcare-nutro-2nd-a mend.pdf
Parking License Agmt SLC.pdf
Punch-kettlebell-assignment-of-Iease.pdf
Punch-kettlebell-gym-lst-amend.pdf
Punch-kettlebell-gym-2nd-a mend.pdf
Raymond-james-1st-amend.pdf
Southern-land-company-1st-amend.pdf
Southern-land-company-2nd-amend.pdf
OCC
Carlisle-occ.pdf
Cisco McEwen Confirmation Certificate -Exhibit C.pdf
ESpaces OCC.pdf
Ma rs-petcare-nutro-expansion. pdf
Mars-petcare-nutro-occ.pdf
Occupancy-estoppel-mam-restaurants.pdf
Punch-kettlebell-gym-occ.pdf
Raymond-james-occ.pdf
Renal-advantage-occ. pdf
Southern-land-company-occ.pdf
Rent Rolls
Rent Roll-McEwen (12-09).pdf
Rent Roll -McEwen (12-10).pdf
SNDA
Carlisle-snda.pdf
Raymond-james-snda.pdf
Renal-advantage-snda.pdf
Brixx-lease.PDF

B-1-3

Carlisle-lease.pdf
Cisco-systems-lease.pdf
Hot-yoga-lease.pdf
Mars-petcare-nutro-lease.pdf
Punch-kettlebell-gym-lease. pdf
Raymond-james-lease.pdf
Renal-advantage-lease.pdf
Southern-land-company-lease.pdf
E-SPACES Lease
Licenses, Permits, Warranties
Declarations
Book 4378 Page 710.pdf
Book 4471 Pge 180.pdf
Book 4488 Page 876_Part1.pdf
Book 4488 Page 876_Part2.pdf
Book 4488 Page 876_Part3.pdf
Book 4488 Page 876_Part4.pdf
Book 4488 Page 861.pdf
Book 4549 Page 299.pdf
Book 4953 Page 369_Part1.pdf
Book 4953 Page 369_Part2.pdf
Book 4953 Page 369_Part3.pdf
Book 4962 Page 119.pdf
Book 4490 Page 785.pdf
Book 5000 Page 303.pdf
Book 5000 Page 358.pdf
Book 5085 Page 776.pdf
Book 5288 Page 395.pdf
Book 5310 Page 444.pdf
Book 5310 Page 454.pdf
Ccr-grocery-parcel-1st-amendment.pdf
Ccr-grocery-parcel. pdf
Declaration-for-mcewen-southside-parcel. pdf
DENVER01-#1001178-v1-Parking_Easement_Agreement_(Office_Parcel_to_Retail_Parcel)_Document_A_.PDF
DENVER01-#1001180-v1-Temporary_Construction_Staging_Easement_Agreement_(Office_Parcel_to_Retail_Parcel)_Document_B_.PDF
DENVER01-#1001181-v1-Second_Amendment_to_Southside_Declaration_Document_C_.PDF
DENVER01-#1001182-v1-Utility_Easement_Agreement_(Office_Parcel_to_Grocery_Parcel)_Document_D_.PDF
DENVER01-#1001183-v1-Utility_Easement_Agreement_(Office_Parcel_to_Retail_Parcel)_Document_E_.PDF

B-1-4

DENVER01-#1001187-v1-Utility_Easement_Agreement_(Restaurant_Parcel_to_Office_Parcel)_Document_I_.PDF
DENVER01-#1001190-v1-Utility_Easement_Agreement_(Grocery_Parcel_to_Office_Parcel)_Document_L_.PDF
DENVER01-#1001193-v1-Third_Amendment_to_Grocery_Declaration_Document_CC_.PDF
DENVER01-#1001194-v1-Assignment_of_Declarant_s_Rights_(McEwen_Southside_Parcel)_Document_EE_.PDF
DENVER01-#1001195-v1-Supplemental_Declaration_Terminating_Southside_District_Document_FF_. PDF
DENVER01-#1001196-v1-Declaration_of_Southside_Office_District_Document_GG_.PDF
DENVER01-#1001200-v1-Supplemental_Declaration_(McEwen_Office_Parcel_Restriction)_Document_JJ_.PDF
DENVER01-#1003197-v1-Utility_Easement_Agreement_(Retail_Parcel_to_Office_Parcel_Doc_F_.PDF
DENVER01-#998878-v1-Declaration_of_Southside_Office_District_-_Oct_10_DOC_GG_.PDF
DENVER01-#998881-v1-Supplemental_Declaration_Terminating_Southside_District_-_Oct_10_DOC_FF_.PDF
DENVER01-#998882-v1-Second_Amendment_to_Southside_Declaration_-_Oct_l0_DOC_C_.PDF
DENVER01-#998884-v1-Declaration_of_Southside_Retail_District__Oct_10_DOC_HH_.PDF
DENVER01-#998886-v1-Third_Amendment_to_Grocery_Declaration_-_Oct_10_DOC_CC_.PDF
DENVER01-#998887-v1-Seventh_Amendment_to_Whole_Foods_Lease_-_Oct_11_DOC_DO_.PD F
DENVER01-#998888-v1-Assignment_of_Declarant_s_Rights_-_Oct_10_DOC_EE_.PDF
DENVER01-#998890-v1-Supplemental_Declaration_of_Restriction_-_Oct_l0_DOC_JJ_.PDF DENVER01-#998891-v1-Declaration_of_Pad_O_Restaurant_District_-_Oct_l0_DOC_II_.PDF
First-amendment-for-southside-parcel. pdf
Master-declaration-of-covenants.pdf
Mcewen-first-amendment-to-declaration-of-covenants.pdf
Mcewen-log-I03-rev-2-final-plat.pdf
Mcewen-office-master-and-southside-2011-budget.pdf
Signage-memo.pdf
Insurance Statements
GL Insurance 6-20-2010 to 6-20-2011.pdf
GL Insurance 6-20-2011 to 6-20-2012.pdf
Property Insurance 5-18-2010 to 5-18-2011.pdf
Property Insurance 5-18-2011 to 5-18-2012.pdf
U&O
Base Building -Certificate of Completion 7.1.09.pdf
Brixx Pizza -U&O.pdf
Cert of Occupancy 5th & 6th Floors.pdf
Cisco Certificate of Occupancy.pdf
Mars Suite 100 -U&O 12-15-2009.pdf
Marse Expansion -U&O.pdf
Punch Gym U&O.pdf
Raymond James U&O.pdf
SLC 200 -Certificate of Occupancy.pdf

B-1-5

Espaces -U&O.pdf
Warranty
Warranty-cooling-tower-evapco.pdf
Warranty-hvac-trane.pdf
Warranty-roof-carlisle.pdf
Warranty-termite-priority-pest.pdf
ALTA Plain Language Commitment.pdf
General-liability-insurance-regions-pdf
Hot Yoga Bid.pdf
Mcewen-office-property-insurance.pdf
Parking License Agmt SLC.pdf
PERMIT -Carlisle Ste 400.pdf
PERMIT -Cisco Ste 350.pdf
Observation Matrix
McEwen Observation Matrix 10 28 2011.pdf
Water Penetration Remediation Report_1550 W McEwen_02 01 2012
Including Repair Guidelines for Waterproofing Remediation Performed by Southern Land dated November 17, 2012
1550 McEwen 20120125 Columns
1550 W McEwen SGC water test observations JKedits 1 25 12
PROP SPECS
Brixx Furniture
Cisco -Furniture
Espaces -Furniture
Fresenius -Furniture
Hot Yoga -Furniture
Mars 1st Floor -Furniture
Mars 2nd Floor -Furniture
Punch Gym -Furniture
RAI 5th Floor -Furniture
RAI 6th Floor -Furniture
Raymond James -Furniture
Southern Land -Furniture
Employee Counts 2 13 2012
McEwen Parking space counts 2-13 to 2-15
McEwen Southside Shared Parking Update Final
01-25-12 Floor Area Summary -McEwen.pdf
12-31-11 McEwen Office Stacking Plan.pdf

B-1-6

McEwen DE Merchandising Plan.pdf
Mob-survey-1.pdf
Mob-survey-2.pdf
Phase-l-environmental-site-assessment.pdf

Service Contracts
Cb-richard-ellis-leasing-contract.pdf
Contract Summary.pdf
Elevator -Nashville Machine Elevator.pdf
Exterior Landscaping -Southern Land.pdf
Grease Trap -Elite Septic.pdf
Ground-floor-leasing-agreement.pdf
HVAC -Nashville Machine.pdf
Interior Landscaping -Ambius.pdf
Janitorial-Redlee.pdf
Locksmith -McCarthy Jones.pdf
Mcewen-office-management-agreement.pdf
Monitoring -SSI.pdf
Pest Control-Terminix.pdf
Property Management -Jones Lang LaSalle.pdf
Recycling -QRS.pdf
Roof Anchors -PRO-BEL.pdf
Security -Citadel.pdf
Space Planning -IDS.pdf
Sweeping & Snow -APM.pdf
Telecommunications-agmt-xo-communications.pdf
Telecommunications-agreement-tw
Trash -Allied Waste. pdf
UPS Drop Box.pdf
Water Treatment -Garratt Callahan.pdf
Tenant Specific
Brixx Pizza
Financials-Jam Restaurants.pdf
Carlisle
Carlisle-ids-contract.pdf
Carlisle-ti-contract.pdf
CSL2010_10K.PDF
Hot Yoga

B-1-7

Hot Yoga Nashville Balance Sheet April 30} 2011.pdf
Mars
Punch Kettlebell
Credit Score_PKB.pdf
Raymond James
Raymond James & Assoc 2006 Audited Financial Report.pdf
Raymond James Annual Audited Rpt 2007.pdf
RJ & Assoc 3rd Qrt 2008 Financials.pdf
Renal Advantage
RAI Audited Financials 2008.pdf
Southern Land
Confidential Documents
Additional Resources
Bricktops-article-1-dot-19-dot-2011.pdf
HeaIthcare-mgt-moving-to-cool-springs. pdf
Pizza-place-to-open-in-mcewen-building.pdf
Rena I-advantage-artic1e-7-dot-06-dot-2010.pdf
Financials
Escalation Calcs
2010-9S-percent-gu-expense-schedule-gl.pdf
2010-recovery-calculation.pdf
2011-recoveries-estimate-ca Icu lation.pdf
Rent Roll
Mcewen-office-building-rent-roll-12-31-11.pdf
2009-operating-statement.pdf
2010-operating-statement.pdf
2011 Income Statement.pdf
2011 Reforecast at 95GU.pdf
2012 (a) McEwen Monthly Detail V2.pdf
McEwen Office Argus.SF
Mcewen-tax-bills-2009-2011.pdf
Tennessee-tranchise-and-excise-overview.pdf
Parking
Bricktops-empIoyee-parking.pdf
McEwen Parking Plan Configuration 12-28-11.pdf
Plans
Mcewen-southside-site-plan.pdf
Property Specs

B-1-8

DENVER01-#1001180-v1-Temporary_Construction_Staging_Easement_Agreement_{Office_Parcel_to_Retail_Parcel)_Document_B_.pdf
First-amendment-for-southside-parcel. pdf
McEwen Master Association -2012 Approved Budget.pdf
McEwen Southside Association -2012 Approved Budget.pdf
Mcewen-office-stacking-plan. pdf
OM_Jan_2012.pdf.pdf
McEwen-office-building-flyer.pdf

Full-Size ALTA Survey 2 sheets date drawn 11/18/09

Emailed to Steve Cobbs and Allen Aldridge 2/17/12:
McEwen Parking space count 2-13 to 2-17

Emailed to Steve Cobbs 2/22/12:
Mars Presentation pdf (Power Pointe presentation for financials)

Emailed to Steve Cobbs 2/24/12:
RAI McEwen Dialysis Competitor Release Signed (02-24-2012)
REIT Property Services Questionnaire
McEwen DD Questions List #1 (Leasing Commissions, Espace-LOC, Carlisle-SNDA form, Interior Landscape-Ambius Agreement, Hot Yoga-LaC, Cisco-SNDA)

Emailed to Steve Cobbs 2/27/2012:
LaC espaces
LaC Amendment Espaces

Emailed to Steve Evans and Steve Cobb 2/28/12:
Hot Yoga -Permit

Provided to Greg Souder (Terracon) at site visit 2/28/12:
McEwen PCA Pre-site visit questionnaire
Fire Alarm Inspection
Elevator permits
Building co
Sprinkler test
McEwen site map
Rent roll as of 3-1-12
Roof warranty

B-1-9

Termite inspection 2009
Water Penetration Remediation Report

Emailed to Steve Cobbs 3/1/2012:
LOC Espaces
201095% GU Expense Schedule GL
2011 CAM 95GU reforecast for 2012 budget (NOT FINALIZED)
2012 McEwen Expense Recoveries Mars GL
2012 McEwen Expense Recoveries Renal Advantage GL
2012 Retail CAM pool calc for Brixx
CAP Expense Calculation Spreadsheets 2
DD Questions -McEwen v2 (seller responses)
Hot Yoga -A1.1
Hot Yoga -Permit

Emailed to Verona Chua March 2, 2012:
Seller Requests 3 112 (buyer response 3-2-12)
CTLCHKREG_20120302_082144
MOB Assoc Dec
MOB Assoc Feb 11
MOB SS Assoc Dec
MOB SS Assoc Feb 11
Payroll Inv 2-4-11
Payroll Inv 2-18-11
Payroll Inv 11-10-11
Payroll Inv 11-23-11
02.11 Rent Check for 03.11 Raymond James & Assoc
03.11 Rent Check Renal Advantage
03.11 Rent Check Southern Land Company LLC
03.11 Rent Checks MARS Pet Care US
10.11 Rent Check for 11.11 Raymond James & Assoc
11.11 Rent Check Southern Land Company LLC
11.11 Rent Checks Renal Advantage
11.30.11 Bank Statement

Emailed to Howard Chu, Greenberg Traurig, LLP on 3/6/12:
DENVER01-#1011209-v1-Whole_Foods_Lease_-_provisions_related_to_office_parking

B-1-10

DENVER01-#1011210-v1-Whole_Foods_lease_-_Third_Amendment_-_redacted
DENVER01-#996134-v1-Whole_Foods_lease__Sixth_Amendment_to_lease

Emailed to Steve Cobbs 3/6/2012:
DD Questions -McEwen v3 (sellers responses)

Emailed to Steve Cobbs 3/8/2012:
2011 MOB tax receipts
Estoppels as of 3-8-12 (JAM Restaurants, Mars, Renal Advantage, and Southern land)

Emailed to Verona Chua 3/13/2012:
01-12 (P) Bank Rec -McEwen
17 selected invoices for the period 1/1/12-3/12/12

Emailed to Steve Cobbs 3/13/2012
XO Telcom License.pdf
Wood Maint.pdf
Water Treat Amd 1.pdf
Sweeping Amd 1.pdf
Ext Landscape Amd l.pdf

Emailed to Steve Cobbs 3/13/2012
2011 Expense Pool 1 Final.pdf
2011 Expense Pools 2 Final.pdf
2011 GL Final.pdf
2011 Recoveries Calculation Final.pdf
2011 Retail Expense Pool.pdf
2011 Retail Statements.pdf
2011 Retail IT Recoveries.pdf
2011 Tenant Recoveries.pdf
2011 Tenant Statements
CAP Expense Calculation Spreadsheets.xls

Emailed to Verona Chua 3/14/2012
02.12 Bank Rec -McEwen Office. pdf

Emailed to Howard Chu 3/14/2012
9.4.07 Sani-Tech Annual Maintenance Agreement -McEwen Office.PDF

B-1-11

Emailed to Howard Chu 3/14/2012
McEwen ABG Caulking Warranty 16Mar2012.pdf
McEwen Dow Corning Warranty 16Mar2012.pdf

B-1-12

EXHIBIT C-1

Master Declaration Estoppel

(Attached)

C-1-1

ESTOPPEL CERTIFICATE

March __,2012

KBS Capital Advisors LLC, and its successors and assigns
1909 K Street NW, Suite 340
Washington, DC 20006
Attention: Steve Evans

Re:	Master Declaration of Covenants, Conditions, Restrictions and Easements
for McEwen

Ladies and Gentlemen:
The undersigned, McEwen Owners Association, Inc., a Tennessee non-profit corporation (the "Master Association"), and SLC McEwen Land Holdings, LLC, a Delaware limited liability company (the "Declarant") are the Master Association and Declarant, respectively, under that certain Master Declaration of Covenants, Conditions, Restrictions and Easements for McEwen recorded February 15, 2008 in Book 4488, Page 876, as amended by that certain First Amendment to Iv1aster Declaration of Covenants, Conditions, Restrictions and Easements for McEwen recorded May 6) 2011 in Book 5310, Page 444, and as supplemented by that certain Declaration of Southside Office District recorded November 9, 2011 in Book 5436, Page 490 ("Southside Office District Declaration"), that certain Supplemental Declaration (McEwen Office Parcel Restriction) recorded November 9, 2011 in Book 5436, Page 520, all in the Register's Office for Williamson County, Tennessee (as amended and supplemented, the "Declaration"), Unless expressly defined herein, all capitalized terms used shall have the meaning ascribed to such terms in the Declaration.
The Master Association and the Declarant have been advised that, pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated February 21, 2012 between you and AGL/SLC McEwen No.2, LLC, a Delaware limited liability company ("Seller"), you are or may be purchasing from Seller the improved real properties known as "'The McEwen Office Building" located at 1550 West McEwen Drive, Franklin, Tennessee, and comprising of Lot 145 as shown on the plan of "McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103" ("Lot 145") and Lot 146 as shown on the plan of "McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103" ("Lot 146") (collectively, the "Property").
You have advised the Master Association and the Declarant that you require, as a condition to your purchase of the Property, and in consideration of such purchase, that the Master Association and the Declarant provide you with certain assurances regarding the status of the Declaration. Accordingly, the Master Association and the Declarant, as the "Master Association" and "Declarant", respectively, under the Declaration, and as an inducement for you to purchase the Property, hereby represent and warrant to you that as of the date of this Estoppel Certificate:
1.     True, Correct and Complete Copv of Declaration. The document recorded in Volume Book 4488, Page 876, Register's Office for Williamson County, Tennessee, as

amended, and more particularly described above constitutes a true, correct and complete copy of the Declaration; the Declaration is in full force and effect.
2.     No Defaults under Declaration. The Master Association and the Declarant have no knowledge of any existing breach or default under any provision of the Declaration, the Articles, the Bylaws, the Rules and Regulations and the Design Guidelines by any owner of any portion of the Property (including, without limitation, any failure to pay any outstanding General, Special or Reimbursement Assessments), nor does the Master Association or the Declarant have knowledge of any condition that, with the passage of time or the giving of notice or both, would constitute a breach or default under any provision of the Declaration, the Articles, the Bylaws, the Rules and Regulations and the Design Guidelines by the owner of any portion of the Property (including, without limitation, any failure to pay any outstanding General, Special or Reimbursement, Assessments).
3.     Satisfaction of Conditions under Declaration. Each and every covenant, condition and obligation contained in the Declaration, the Articles, the Bylaws, the Rules and Regulations and the Design Guidelines (including, without limitation, all maintenance requirements, all landscaping requirements, all irrigation requirements, all screening requirements, all appearance requiren1ents, all patio, balcony and terrace requirements, all storage requirements, all utility requirements, all signage, advertising and display requirements, all use restrictions (including, without limitation, the restriction of retail uses to the lowest story of any buildings located on the Property), all height requirements (including, without limitation, the requirement that any buildings located on the Property consist of no more or fewer than six stores), all density restrictions (including, without limitation, the restriction that all improvements located on the Property contain no more than 176,000 rentable square feet of space at anyone time in the aggregate), all insurance requirements, all Plans submission, review and design requirements, and all Structures constructed on the Property have been approved, or are deemed approved, by the Design Review Committee and the Property and all Structures constructed on the Property comply with the Declaration and the Design Guidelines) required to be performed or satisfied with respect to the Property as of the date hereof have been satisfied or approved and/or waived by the Master Association or Declarant, as applicable.
4.     Declarant Control Period. The "Declarant Control Period" is still in effect, and the Declarant currently owns in fee simple approximately 45.11 acres of property subject to the Declaration.
5.     Intentionally Deleted.

6.     District and Appraised Value. Lot 145 and Lot 146 comprise the "Southside Office District Lots" referenced in the Southside Office District Declaration and are the only properties in the "Southside Office District" as such term is defined in the Southside Office District Declaration. In accordance with the provisions of Section 3.4(c) of the Declaration, the District Representative of the Southside Office District is currently entitled to 33,693,100 votes based upon the Appraised Values of Lot 145 and Lot 146 as set forth below:
LOT                APPRAISED VALUE
Lot 145              $32,943,800.00
Lot 146              $749,300.00
7.     Apportionment of Assessments. In accordance with the provisions of Article IV of the Declaration, the proportionate share of any General Assessments or Special Assessments to be assessed against each of Lot 145 and Lot 146 is currently as follows:
PROPORTIONATE
LOT                    SHARE
Lot 145                    11.0%
Lot 146                  0.2%
8.     Common Areas and Areas of Common Responsibility. The Common Areas and Areas of Common Responsibility are currently being maintained by the Master Association and the costs of maintaining and operating the Common Areas and Areas of Common Responsibility are included in the assessments described in Sections 9 and 10 below.
9.     2011 Annual Assessments. The assessments (General, Special and Reimbursement) imposed upon Lot 145 and Lot 146 for the 2011 calendar year are as set forth below, and the same have been paid in full:
Lots 145 and 146     $11,536.20 (General); $0.00 (Special); $0.00 (Reimbursement)
10.     2012 Annual Assessments. According to the Budget prepared for the Master Association for the 2012 calendar year, a true, correct and complete copy of which is attached hereto as Exhibit "A" and made a part hereof, it is anticipated that the assessments to be imposed upon Lot 145 and Lot 146 for the 2012 calendar year will be as follows:
Lots 145 and 146     $13,523.25 (General); $0.00 (Special); $0.00 (Reimbursement)
11.     Cap on Assessments. In accordance with the provisions of Section 4.5 of the Declaration, until January 1,2015, each Lot's share of General Assessments and Special

Assessments shall not exceed a fraction having a numerator equal to the Appraised Value of such Lot and Improvements and a denominator equal to $300,000,000. The current Appraised Value of the entire property (without reference to the cap) covered by the Declaration is $97,721,200.00.
12.     Intentionally Deleted.
13.     Master Association Officers and Board of Directors. The existing directors and officers of the Master Association are as follows:
Board of Directors
G. Douglas Wiley, II
Brian Sewell
Bryan Odom
Officers (and office held)
G. Douglas Wiley, II         Office: President
Brian Sewell             Office: Vice President
Bryan Odom             Office: Secretary
14.     Design Review Committee. The present members of the Design Review Committee are as follows:
Member: Mike Hathaway
Member: Danny Lane
Alternate: Ben Crenshaw
15.     Master Association and Declarant Authority. The Master Association and the Declarant have the authority to execute and deliver this Estoppel Certificate.
The acknowledgments, agreements and certifications contained in this Estoppel Certificate maybe relied upon by you (and your lenders) and by any assignee or successor of your interest in the Property (and their respective lenders) or by any other person owning an interest in the Property and shall bind the Master Association and the Declarant.
[Signature Pages to Follow]

"MASTER ASSOCIATION"
MCEWEN OWNERS ASSOCIATION, INC.,
a Tennessee non-profit corporation

By: _______________________________
Name: _____________________________
Its: ________________________________

"DECLARANT"
SLC MCEWEN LAND HOLDINGS, LLC,
a Delaware limited liability company

By: _______________________________
Name: _____________________________
Its: Manager

JOINDER
The undersigned acknowledges receipt of a copy of the Estoppel Certificate to which this Joinder is attached and joins in the Estoppel Certificate for the purpose of confirming its agreement to the provisions of Section 2 thereof and to the provisions of Section 3 thereof insofar as they pertain to (1) the approval by the Design Review Committee of structures constructed on the Property, (2) the approval by the Design Review Committee of plans for the construction on structures constructed on the Property, and (3) compliance of structures constructed on the Property with the Declaration and the Design Guidelines.

Design Review Committee of McEwen Owners
Association, Inc.

By: _____________________________
Name: ___________________________
Its: ______________________________

Exhibit "A"
Budget for Calendar Year 2012

McEwen Master Association
2012 Operating Budget

Code	Account	January	February	March	April	May	June	July	August	September	October	November	December	Total
Base Building Cleaning and Trash Removal														
630	Common Area Cleaning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
631	Exterior Cleaning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
640	Waste Management	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
679	Cleaning Supplies	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ -
Utility Expenses														
639	Natural Gas Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
642	Parking Lot Electricity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
643	Building Electricity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
648	Municipal/Water District Fees	$ 30.00	$ 30.00	$ 32.40	$ 66.00	$ 78.00	$ 1,916.40	$ 2,176.80	$ 2,618.40	$ 2,400.00	$ 1,800.00	$ 36.00	$ 36.00	$ 11,220.00
649	Municipal Sewer Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 11,220.00
Repairs & Maintenance														
647	Storm Water Maintenance	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 6,000.00
650	Exterior Building R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
652	Elevator R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
653	Mechanical/ HVAC R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
654	Electrical System R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
655	Plumbing System R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
658	Parking Lot R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
663	Non-Warranty Roof Repairs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
664	Miscellaneous Repairs	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 469.40	$ 5,632.80
698	Parking Lot Seal/Striping	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 5,632.80
Landscaping														
685	Exterminating Contract	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
690	Plant Care	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 3,276.33	$ 39,316.00
691	Seasonal Color	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 918.92	$ 11,027.00
694	Seasonal Decorations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
695	Floriculture Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 50,343.00
General Administrative														
701	On-Site Mgmt Salaries	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 2,500.00	$ 30,000.00
720	Security Contract	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
721	Alarm Monitoring	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
722	Access Control	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
725	Fire & Safety	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
790	Advertising & Promotion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 30,000.00
Taxes and Insurance														
810	License, Permits, & Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
814	Legal Fees	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 177.70	$ 2,132.40
818	Banking Fees	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 343.20
831	General Liability & Umbrella	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 444.85	$ 5,338.25
835	Property Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
867	Accounting Fees	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 200.00	$ 2,400.00
851	Real Property Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,000.00	$ -	$ 1,000.00
854	Franchise Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 11,213.85
Management Fee														
990	Management Fee	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 500.00	$ 6,000.00
	Total	$ 9,045.80	$ 9,045.80	$ 9,048.20	$ 9,081.80	$ 9,093.80	$ 10,932.20	$ 11,192.60	$ 11,634.20	$ 11,415.80	$ 10,815.80	$ 10,051.80	$ 9,051.80	$ 120,409.65

EXHIBIT C-2

Southside Declaration Estoppel

(Attached)

C-2-1

ESTOPPEL CERTIFICATE

March ___, 2012

KBS Capital Advisors LLC, and its successors and assigns
1909 K Street N
Suite 340 Washington, DC 20006
Attention: Steve Evans

Re:	Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel

Ladies and Gentlemen:
The undersigned, McEwen Southside Owners Association, Inc., a Tennessee non-profit corporation (the "Association"), and AGL/SLC McEwen No.4, LLC, a Delaware limited liability company (the "Declarant"), are the Association and Declarant, respectively, under that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel recorded November 13, 2009 in Book 4953, Page 382, as amended by that certain Affidavit of Scrivener's Error recorded November 30, 2009 in Book 4962, Page 119, that certain First Amendment to Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel recorded May 6, 2011 in Book 5310, Page 454, that certain Second Amendment to Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Southside Parcel recorded November 8,2011 in Book 5435, Page 429 and that certain Assignment of Declarant's Rights (McEwen Southside Parcel) recorded November 9, 2011 in Book 5436, Page 400, all in the Register's Office for Williamson County, Tennessee (as amended, the "Declaration"). Unless expressly defined herein, all capitalized terms used shall have the meaning ascribed to such terms in the Declaration.
The Association and the Declarant have been advised that, pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated February 21,2012 between you and AGL/SLC McEwen No.2, LLC, a Delaware limited liability company ('''Seller''), you are or may be purchasing from Seller the improved real properties known as "The McEwen Office Building" located at 1550 West McEwen Drive, Franklin, Tennessee, and comprising of Lot 145 as shown on the plan of McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103" ("Lot 145'') and Lot 146 as shown on the plan of "McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103" ("Lot 146") (collectively, the "Property").
You have advised the Association and the Declarant that you require, as a condition to your purchase of the Property, and in consideration of such purchase, that the Association and the Declarant provide you with certain assurances regarding the status of the Declaration. Accordingly, the Association and the Declarant, as the "Association" and "Declarant", respectively, under the Declaration, and as an inducement for you to purchase the Property, hereby represent and warrant to you that as of the date of this Estoppel Certificate:
1.     True. Correct and Complete Copy of Declaration. The document recorded in Volume Book 4953, Page 382, Register's Office for Willian1son County, Tennessee, as

amended, and more particularly described above constitutes a true, correct and complete copy of the Declaration; the Declaration is in full force and effect.
2.     No Defaults under Declaration. The Association and the Declarant have no knowledge of any existing breach or default under any provision of the Declaration, the Underlying Declarations, the Charter, the Bylaws and the Rules and Regulations by any owner of any portion of the Property (including, without limitation, any failure to pay any outstanding General, Special or Reimbursement Assessments), nor does the Association or the Declarant have knowledge of any condition that, with the passage of time or the giving of notice or both, would constitute a' breach or default under any provision of the Declaration, the Underlying Declarations, the Charter, the Bylaws and the Rules and Regulations by the owner of any portion of the Property (including, without limitation, any failure to pay any outstanding General, Special or Reimbursement Assessments).
3.     Satisfaction of Conditions under Declaration. Each and every covenant, condition and obligation contained in the Declaration, the Underlying Declarations, the Charter, the Bylaws and the Rules and Regulations (including, without limitation, all maintenance requirements, all improvement placement requirements, all use restrictions and all insurance requirements) required to be performed or satisfied with respect to the Property as of the date hereof have been satisfied or approved and/or waived by the Association or Declarant, as applicable.
4.    Declarant Control Period. The "Declarant Control Period" is still in effect and the Declarant currently owns in fee simple approximately 3.48 acres of property subject to the Declaration.
5.     Shared Utility Services. In accordance with the provisions of Section 5.4 of the Declaration, there are no utility services shared by the Association and the Owner of the Property that are being metered and billed only to the Owner of the Property.
6.     Voting and Appraised Value. In accordance with the provisions of Section 3.4 of the Declaration, the Owner of the Property is currently entitled to 33,693,100 votes based off of the Appraised Values of Lot 145 and Lot 146 as set forth below:
LOT                APPRAISED VALUE
Lot 145              $32,943,800.00
Lot 146              $749,300.00

7.     Apportionment of Assessments. In accordance with the provisions of Article IV of the Declaration, the proportionate share of any General Assessments or Special Assessments to be assessed against each of Lot 145 and Lot 146 is currently as follows:
PROPORTIONATE
LOT                    SHARE
Lot 145                69.6%
Lot 146                  1.6%
8.     Common Areas and Areas of Common Responsibility. The Common Areas and Areas of Comnl0n Responsibility are currently being maintained by the Association and the costs of maintaining and operating the Common Areas and Areas of Common Responsibility are included in the assessments described in Sections 9 and 10 below.
9.     2011 Annual Assessments. The assessments (General, Special and Reimbursement) imposed upon Lot 145 and Lot 146 for the 2011 calendar year are as set forth below, and the same have been paid in full:
Lots 145 and 146     $25,923.74 (General); $0.00 (Special); $0.00 (Reimbursement)
10.     2012 Annual Assessments. According to the Budget prepared for the Association for the 2012 calendar year, a true, correct and complete copy of which is attached hereto as Exhibit "A" and made a part hereof, it is anticipated that the assessments to be imposed upon Lot 145 and Lot 146 for the 2012 calendar year will be as follows:
Lots 145 and 146     $28,923.20 (General); $0.00 (Special); $0.00 (Reimbursement)
11.     Cap on Assessments. In accordance with the provisions of Section 4.5 of the Declaration, until January 1,2015, each Lot's share of General Assessments and Special Assessments shall not exceed a fraction having a numerator equal to the Appraised Value of such Lot and Improvements and a denominator equal to $41,000,000. The current Appraised Value of the entire propel1y (without reference to the cap) covered by the Declaration is $38,228,100.00.
12.     Intentionally Deleted.
13.     Association Officers and Board of Directors. The existing directors and officers of the Association are as follows:
Board of Directors
G. Douglas Wiley, II
Brian Sewell
Bryan Odom

Officers (and office held)
G. Douglas Wiley, II         Office: President
Brian Sewell             Office: Vice President
Bryan Odom             Office: Secretary
14. Association and Declarant Authority. The Association and the Declarant have the authority to execute and deliver this Estoppel Certificate.
The acknowledgments, agreements and certifications contained in this Estoppel Certificate maybe relied upon by you (and your lenders) and by any assignee or successor of your interest in the Property (and their respective lenders) or by any other person owning an interest in the Property and shall bind the Association and the Declarant.
[Signature Pages to Follow]

"ASSOCIATION"
MCEWEN SOUTHSIDE OWNERS ASSOCIATION, INC.,
a Tennessee non-profit corporation

By: _______________________________
Name: _____________________________
Its: ________________________________

"DECLARANT"
AGL/SLC MCEWEN NO. 4, LLC,
a Delaware limited liability company

By: _______________________________
Name: _____________________________
Its: ________________________________

Exhibit "A"
Budget for Calendar Year 2012

McEwen Southside Association 2012 Operating Budget		January	February	March	April	May	June	July	August	September	October	November	December	Total
Base Building Cleaning and Trash Removal														
630	Common Area Cleaning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
631	Exterior Cleaning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
640	Waste Management	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
679	Cleaning Supplies	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ -
Utility Expenses														
639	Natural Gas Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
642	Parking Lot Electricity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
643	Building Electricity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
648	Municipal/Water District Fees	$ 36.00	$ 36.00	$ 36.00	$ 36.00	$ 792.00	$ 312.00	$ 345.60	$ 36.00	$ 4,442.40	$ 2,575.20	$ 1,800.00	$ 36.00	$ 10,483.20
649	Municipal Sewer Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 10,483.20
Repairs & Maintenance														
647	Storm Water Maintenance	$ 250.00	$ 250.00	$ 1,830.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 4,580.00
650	Exterior Building R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
652	Elevator R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
653	Mechanical/ HVAC R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
654	Electrical System R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
655	Plumbing System R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
658	Parking Lot R&M	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
663	Non-Warranty Roof Repairs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
664	Miscellaneous Repairs	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 163.30	$ 1,959.60
698	Parking Lot Seal/Striping	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 6,539.60
Landscaping														
685	Exterminating Contract	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
690	Plant Care	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 666.00	$ 7,992.00
691	Seasonal Color	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 903.33	$ 10,840.00
694	Seasonal Decorations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
695	Floriculture Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 18,832.00
General Administrative														
701	On-Site Mgmt Salaries	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
720	Security Contract	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
721	Alarm Monitoring	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
722	Access Control	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
725	Fire & Safety	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
790	Advertising & Promotion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ -
Taxes and Insurance														
810	License, Permits, & Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
814	Legal Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
818	Banking Fees	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 28.60	$ 343.20
831	General Liability & Umbrella	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 342.58	$ 4,111.00
835	Property Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
850	Accounting Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
851	Real Property Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 300.00	$ -	$ 300.00
854	Franchise Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
													Subtotal	$ 4,754.20
Management Fee														
990	Management Fee	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Total	$ 2,389.82	$ 2,389.82	$ 3,969.82	$ 2,389.82	$ 3,145.82	$ 2,665.82	$ 2,699.42	$ 2,389.82	$ 6,796.22	$ 4,929.02	$ 4,453.82	$ 2,389.82	$ 40,609.00

EXHIBIT C-3

Grocery Parcel Estoppel

(Attached)

C-3-1

ESTOPPEL CERTIFICATE

March___, 2012

KBS Capital Advisors LLC, and its successors and assigns
1909 K Street NW, Suite 340
Washington, DC 20006
Attention: Steve Evans

Re:	Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel

Ladies and Gentlemen:
The undersigned, McEwen Owners Association, Inc., a Tennessee non-profit corporation (the ""Master Association"), SLC McEwen Land Holdings, LLC, a Delaware limited liability company (""Declarant") and AGL/SLC McEwen No.3, LLC, a Delaware limited liability company (the "Grocery Parcel Owner"), are the Master Association, Declarant, and Grocery Parcel Owner, respectively, under that certain Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel recorded February 15,2008 in Book 4488, Page 961, as amended by that certain First Amendment to Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel recorded January 15, 2010 in Book 4990, Page 785, that certain Second Amendment to Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel recorded August 19, 2011 in Book 5374, Page 169 and that certain Third Amendment to Declaration of Covenants, Conditions, Restrictions and Easements for McEwen Grocery Parcel recorded November 9,2011 in Book 5436, Page 266, all in the Register's Office for Williamson County, Tennessee (as amended, the ""Declaration"). Unless expressly defined herein, all capitalized terms used shall have the meaning ascribed to such terms in the Declaration.
The Master Association, Declarant and Grocery Parcel Owner have been advised that, pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated February 21,2012 between you and AGL/SLC McEwen No.2, LLC, a Delaware limited liability company ("Seller"), you are or may be purchasing from Seller the improved real properties known as ""The McEwen Office Building" located at 1550 West McEwen Drive, Franklin, Tennessee, and comprising of Lot 145 as shown on the plan of ""McEwen Place, PUD Subdivision, Revision 2, Resubdivision of Lot 103" ("Lot 145") and Lot 146 as shown on the plan of "'McEwen Place PUD Subdivision, Revision 1, Subdivision of Lot 103" ("Lot 146") (collectively, the "Property").
You have advised the Master Association, Declarant and Grocery Parcel Owner that you require, as a condition to your purchase of the Property, and in consideration of such purchase, that the Master Association, Declarant and Grocery Parcel Owner provide you with certain assurances regarding the status of the Declaration. Accordingly, the Master Association, Declarant and Grocery Parcel Owner, as the ""Master Association", ""Declarant" and ""Grocery Parcel Owner", respectively, under the Declaration, and as an inducement for you to purchase the Property, hereby represent and warrant to you that as of the date of this Estoppel Certificate:

1.    True, Correct and Complete Copy of Declaration. The document recorded in Volume Book 4488, Page 961, Register's Office for Williamson County, Tennessee, as amended, and more particularly described above constitutes a true, correct and complete copy of the Declaration; the Declaration is in full force and effect.
    2.     No Defaults under Declaration. The Master Association, Declarant or Grocery Parcel Owner have no knowledge of any existing breach or default under any provision of the Declaration by any owner of any portion of the Property, nor does the Master Association, Declarant or Grocery Parcel Owner have knowledge of any condition that, with the passage of time or the giving of notice or both, would constitute a breach or default under any provision of the Declaration by the owner of any portion of the Property.
3.     Satisfaction of Conditions under Declaration. Each and every covenant, condition and obligation contained in the Declaration (including, without limitation, the requirement that no charge shall be made or permitted in the No Charge Parking Area, all use restrictions (including the compliance of the uses of the retail/commercial tenants of the Property (i.e. fitness training facility, yoga training facility, and restaurant and bar)), and all parking restrictions) required to be performed or satisfied with respect to the Property as of the date hereof have been satisfied or approved and/or waived by the Master Association, Declarant or Grocery Parcel Owner, as applicable.
4.     Master Association and Declarant Authority. The Master Association, Declarant and Grocery Parcel Owner have the authority to execute and deliver this Estoppel Certificate.
The acknowledgments, agreements and certifications contained in this Estoppel Certificate may be relied upon by you (and your lenders) and by any assignee or successor of your interest in the Property (and their respective lenders) or by any other person owning an interest in the Property and shall bind the Master Association and the Declarant.
[Signature Pages to Follow]

"MASTER ASSOCIATION"
MCEWEN OWNERS ASSOCIATION, INC.,
a Tennessee non-profit corporation

By: _______________________________
Name: _____________________________
Its: ________________________________

"DECLARANT"
AGL/SLC MCEWEN NO. 4, LLC,
a Delaware limited liability company

By: _______________________________
Name: _____________________________
Its: ________________________________

"GROCERY PARCEL OWNER"
AGL/SLC MCEWEN NO. 3, LLC,
a Delaware limited liability company

By: _______________________________
Name: _____________________________
Its: ________________________________

EXHIBIT D

Letter Agreement

(Attached)

June 28, 2011

Southern Land Company, LLC
1550 West McEwen Drive
Franklin, Tennessee 37607
Attention: Tim Downey

Re: Parking during Development of the Southside at McEwen: Lease Agreement dated June 18, 2008, as amended by amendments dated April 15, 2009 and January 26, 2010 (as amended, the "Lease"), by and between Southern Land Company, LLC, a Tennessee limited liability company ("SLC"), and AGL/SLC McEwen No. 2, LLC, a Delaware limited liability company ("Landlord"), with respect to premises known as Suite 200 consisting of 14,592 rentable square feet in the McEwen Office Building (the "Office Building")

Dear Tim:

As you know, affiliates of Landlord and SLC are in the process of developing a retail center on land east of the Office Building known as Southside at McEwen (the "Retail Development"). As part of the Retail Development, parking for the Office Building could be reduced as certain parking areas allocated to the Office Building are used for the Retail Development's construction activities.

In case this possible reduction in available parking spaces results in a shortage of parking spaces for the tenants and their employees, contractors, customers and visitors of the Office Building, Landlord is considering several alternative parking options for some or all of the tenants of the Office Building and their employees, contractors, customers and visitors (the "Alternative Parking Arrangements"). The Alternative Parking Arrangements that Landlord is considering include valet parking to "stack" vehicles in the Office Building parking lots, offsite parking in areas that will be within walking distance of the Office Building, and offsite parking in locations that may require shuttle service to the Office Building. Depending on the impact of the construction activities on the actual parking use by tenants of the Office Building and their employees, contractors, customers and visitors, and other factors that are difficult to anticipate at this time, the actual Alternative Parking Arrangements may or may not be one or more of the options described above.

Nevertheless, to the fullest extent possible, SLC will cause its employees, contractors, customers and visitors to participate in any and all Alternative Parking Arrangements that Landlord implements in connection with the Retail Development, regardless of exactly how the Alternative Parking Arrangements are implemented.

Southern Land Company, LLC
June 28, 2011
Page 2

Additionally, SLC is expected to benefit from the Retail Development because various of its affiliates are investors in, and the general contractor for, the Retail Development, and therefore, SLC may elect to have its employees, contractors, customers and visitors park in locations other than in the Office Building's parking area, including possibly within the Retail Development itself ("Offsite Parking"). If SLC elects to cause its employees, contractors, customers and visitors to engage in Offsite Parking, except to the extent caused by the willful misconduct or grossly negligent act or omission by Landlord, to the fullest extent permitted by applicable law, SLC will indemnify, defend and hold harmless Landlord, its successors and assigns, its property manager for the Office Building and their respective affiliates, partners, managers, members, officers, directors and employees from and against any and all liability, loss, claims, demands, damages or expenses (including reasonable attorneys' fees) due to or arising from such Offsite Parking. Notwithstanding anything to the contrary in this letter, Tenant's indemnity obligations set forth above will survive the completion of the Retail Development and restoration of all parking for the Office Building.

Without limiting the foregoing, SLC's obligations under this letter agreement will continue until 100% of the parking spaces allocated to the Office Building have been constructed, re-constructed and/or otherwise made available for use by the tenants and their employees, contractors, customers and visitors of the Office Building; provided, however, that SLC's obligations under this letter agreement will survive and continue in effect even if Landlord sells its interest in the Office Building.

We appreciate your efforts to make both the Office Building and the Retail Development a success. Please acknowledge your agreement to the foregoing by executing a copy of this letter below. Thank you.

Sincerely yours,

By: [signature]
Name: Rob Toomey
Title: ~~Manager~~ Authorized Rep

EXHIBIT E

Depiction of Adjacent Parking Area

Whole
Foods
Grocery
45,000 S.F.
Retail "E"
33,000 S.F. +/-
Retail
"D"
6,200 S.F.
Office / Retail
175,000 S.F. +/-
Bricktop's
Restaurant
7,200 S.F.
First
Farmers
Bank
Parking Area

Overall Masterplan

SOUTHERN LAND
COMPANY

McEwen SouthSide - Buildings D & E - Proposed Merchandising Plan
Franklin, Tennessee

Scale: 1" = 50'-0"
April 14, 2011

E-1

Exhibit F
FORM OF WARRANTY ESCROW AGREEMENT
ESCROW AGREEMENT
(Building Exterior Warranty)
These Escrow Instructions (these "Instructions"), dated as of ___________ , 2012, are made by and between AGL/SLC McEWEN NO.2, LLC, a Delaware limited liability company ("AGL/SLC"), KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company ("Purchaser"), and LAWYERS TITLE COMPANY, as escrow agent ("Escrow Agent").
Recitals
A.     AGL/SLC is selling to Purchaser (the "Sale") the McEwen Office Building located at 1550 West McEwen Drive, Franklin, Tennessee (the "Building"), which contains a building with office and retail space. Unless expressly defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the "Fourth Amendment" (as defined below).
B.     Pursuant to the Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of March____ 2012 between AGL/SLC and Purchaser (the "Fourth Amendment"), AGL/SLC has agreed, subject to the terms and conditions of the Fourth Amendment, to (i) provide a warranty that the Vertical Building Envelope will remain Water Tight for a period of nine (9) months from and after the Closing Date, which is also the date of these Instructions (the "Warranty Period"), and (ii) repair or replace, as necessary, and indemnify, protect, hold harmless and defend Purchaser against any loss, cost or expense arising from any Covered Leaks if Purchaser notifies AGL/SLC of the Covered Leak on or before the expiration of the Warranty Period.
C.     AGL/SLC has agreed to place one hundred fifty thousand dollars ($150,000.00) (the "Escrowed Funds") in escrow, subject to the terms and conditions of these Instructions, which amount is intended to provide a source of payment for Purchaser during each Warranty Period (to the extent of the Escrowed Funds), but it is not intended to, and will not, extend any applicable Warranty Period.
Agreement
NOW, THEREFORE, for good and valuable consideration received by them, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:
1.     Escrowed Funds. Concurrently with the execution and delivery of these Instructions, AGL/SLC has deposited in escrow with Escrow Agent the Escrowed Funds. The Escrowed Funds will be deposited by Escrow Agent in one or more interest bearing accounts designated by AGL/SLC, and all interest earned on each such sum will remain in escrow and constitute a part of the Escrowed Funds.

2.     Repair Requests.
(a)     In accordance with the Fourth Amendment, Purchaser may deliver written notice to AGL/SLC from time to time (a "Repair Request") notifying AGL/SLC of any defects Purchaser reasonably believes is a Covered Leak promptly after such Covered Leak is discovered by Purchaser in the normal commercial operation of the Property. Purchaser will concurrently deliver a copy of such Repair Request to Escrow Agent. Each Repair Request will describe the Covered Leak with reasonable specificity
(b)     AGL/SLC will, on or before the third (3rd) business day after receipt of a Repair Request, deliver to Purchaser and Escrow Agent one of the following:
(i) a notice agreeing to make the repairs (a "Repair Acknowledgement"); or
(ii) a notice denying that Purchaser's Repair Request relates to a Covered Leak (a "Denial Notice").
(c)     If AGL/SLC fails to timely respond to a Repair Request within the time period set forth above, Purchaser will have the right to commence its own repair of the Covered Leak and. draw on the Escrowed Funds pursuant to Section 5 below.
3.     Disbursements to AGL/SLC.
(a) If AGL/SLC timely delivers a Repair Acknowledgement to Purchaser and Escrow Agent, AGL/SLC will proceed diligently to repair the Covered Leak in accordance with the Fourth Amendment.
(b)     As AGL/SLC receives one or more invoices from contractors, subcontractors, suppliers or other persons utilized by AGL/SLC from time to time in connection with its repair of a Covered Leak which is the subject of a Repair Request, AGL/SLC will have the right to submit to Escrow Agent and Purchaser a written request for the payment from the Escrowed Funds of such invoice(s) from Escrow Agent (an "AGL/SLC Disbursement Request"). Each AGL/SLC Disbursement Request must be accompanied by a copy of the applicable invoices showing amounts equal to the requested disbursement in the AGL/SLC Disbursement Request.
(c)     If Escrow Agent and AGL/SLC do not receive written notice (a "Purchaser Objection Notice") from Purchaser objecting to an AGL/SLC Disbursement Request on or before the third (3rd) business day after AGL/SLC delivers the AGL/SLC Disbursement Request to Escrow Agent and Purchaser, then Escrow Agent will immediately disburse to AGL/SLC the portion of the Escrowed Funds requested in the AGL/SLC Disbursement Request, and AGL/SLC shall promptly pay the invoices that are the subject of such AGL/SLC Disbursement Request.

(d)     If Purchaser timely delivers its Purchaser Objection Notice, then Escrow Agent will not disburse any of the funds from the Escrowed Funds until:
(i)     Escrow Agent receives mutual concurring instructions with respect to the disbursement of the Escrowed Funds from AGL/SLC and Purchaser; or
(ii)     Escrow Agent receives a final, nonappealable order from a court of competent jurisdiction in Franklin, Tennessee with respect to the disbursement of the Escrowed Funds.
(e)     Any Purchaser Objection Notice delivered by Purchaser will include Purchaser's statement that AGL/SLC has failed to satisfy the requirements set forth in the Fourth Amendment and these Instructions for release of the requested funds from the Escrowed Funds and will identify in detail the nature of such failure.
4.     Denial Notice. If AGL/SLC timely delivers a Denial Notice to Purchaser and Escrow Agent, then Escrow Agent will not disburse any portion of the Escrowed Funds pursuant to a Purchaser Disbursement Request until:
(a)     Escrow Agent receives mutual concurring instructions with respect to the disbursement of the Escrowed Funds from AGL/SLC and Purchaser; or
(b)     Escrow Agent receives a final, nonappealable order from a court of competent jurisdiction in Franklin, Tennessee with respect to the disbursement of the Escrowed Funds.
5.     Disbursement to Purchaser.
(a)     If AGL/SLC fails to timely respond to a Repair Request in accordance with Section 2(b), Purchaser will have the right to commence its own repair of the Covered Leak, and following completion of such repair, Purchaser will be entitled to submit a Purchaser Disbursement Request in the manner set forth below.
(b)     As Purchaser receives one or more invoices from contractors, subcontractors, suppliers or other persons utilized by Purchaser from time to time in connection with its repair of a Covered Leak pursuant to Section 5(a), Purchaser will have the right to submit to Escrow Agent and AGL/SLC a written request for the payment from the Escrowed Funds of such invoice(s) (a "Purchaser Disbursement Request"). Each Purchaser Disbursement Request must be accompanied by a copy of the applicable invoices showing amounts equal to the requested disbursement in the Disbursement Request. Notwithstanding the fact that AGL/SLC will have received notice of the Purchaser Disbursement Request, AGL/SLC will have no right to object to such request.
(c)     Upon receipt of a Purchaser Disbursement Request, Escrow Agent will immediately disburse to Purchaser the portion of the Escrowed Funds requested in the Purchaser Disbursement Request.

(d)     If Purchaser's costs to repair a Covered Leak exceed the amount of the Escrowed Funds, AGL/SLC will remain liable for the costs of such repair over and above the amount of the Escrowed Funds in accordance with the Fourth Amendment even though these Instructions will automatically terminate pursuant to Section 6.
6.     Final Disbursement of Escrowed Funds. In the event that any funds remain in the Escrowed Funds on [_____], 2013 [insert date that is five (5) business days after expiration of Warranty Period], that ate not the subject of a Purchaser Disbursement Request, Escrow Agent will immediately disburse the remainder of the Escrowed Funds that are not the subject of a Purchaser Disbursement Request to AGL/SLC, without further instruction from either Purchaser or AGL/SLC. Such date is not intended to extend the Warranty Period and is expected to occur after the Warranty Period has expired.
7.     Escrow Fee. Escrow Agent has agreed to a fee for its services under these Instructions of $[____].
8.     Disputes. In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, Escrow Agent shall be entitled to hold the Escrowed Funds until such dispute shall have been resolved by the parties in dispute and Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.
9.      Liability of Escrow Agent. Escrow Agent hereby consents and agrees to all of the provisions hereof, and agrees to accept, as Escrow Agent hereunder, all Escrowed Funds, and agrees to hold and dispose of the Escrowed Funds in accordance with the terms and provisions hereof. It is agreed that Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the Escrowed Funds and to dispose of the same in accordance with the terms hereof. Escrow Agent shall be entitled to rely and act upon any written instrument received by it, and if from a corporation, purporting to be executed by an officer or authorized representative thereof and shall not be required to inquire into the authority of such officer or representative or the correctness of the facts stated in said instrument. By acceptance of these Instructions, Escrow Agent agrees to act in good faith in the performance of any of its obligations and duties under these Instructions and shall incur no liability to any person for its acts or omissions hereunder, except for those acts or omissions which may result from its gross negligence or willful misconduct. Upon disposition by Escrow Agent, in accordance with the terms hereof, of the Escrowed Funds, Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.
10.     Notices. Any notice required or permitted to be sent pursuant to these Instructions shall be in writing and shall be deemed received when personally delivered, when sent by facsimile transmission, or three (3) days after having been deposited in a U.S. Postal Service depository and sent by registered or certified mail, return receipt requested, with all required postage prepaid, or one (1) day after having been deposited with Federal Express or another comparable national overnight delivery service with next-business-day delivery service prepaid, and in any case, addressed to:

If to AGL/SLC:
AGL/SLC McEwen No.2, L,LC
1050 Seventeenth Street, Suite 2300
Denver, Colorado 80265
Telephone: (303) 534-6322
Telecopy: (303) 534-6713
Attention:    Gabe L. Finke and Robert A. Toomey
Email:        gabe.finke@amstar.com
rob.toomey@amstar.com
If to Purchaser:
KBSIII 1550 West McEwen Drive, LLC
c/o KBS Capital Advisors LLC
1909 K Street, NW, Suite 340
Washington, DC 20006
Telephone: (202) 552-7551
Telecopy: (202) 697-4636
Attention: Stephen D. Evans
Email: sevans@kbsrealty.com
With a copy to:
Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: Bruce Fischer, Esq.
Telecopy: (949) 732-6501
Telephone: (949) 732-6670
Email: fischerb@gtlaw.com
And:
KBSIII 1550 West McEwen Drive, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 2660
Attention: Jim Chiboucas, Esq.
Telecopy: (949) 417-6555
Telephone: (949) 417-6523
Email: jchiboucas@.kbsrealty.com

If to Escrow Agent:
Lawyers Title Company
4100 Newport Drive Place, Suite 120
Newport Beach, CA 92600
Telephone: (949) 724-3145
Telecopy: (949) 271-5762
Attention: Joy Eaton, Escrow Agent
11.     Miscellaneous.
(a) This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.
(b)     These Instructions may only be modified or supplemented by an instrument in writing executed by duly authorized representatives of AGL/SLC, Purchaser and Escrow Agent.
(c)     In the event any litigation arises out of these Instructions, or the alleged breach of any term or provision hereof, the court in any such litigation will award to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in the litigation.
(d)     Any provision of these Instructions which is declared by a court of competent jurisdiction to be illegal, invalid, prohibited or unenforceable will be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof.
(e)     THESE INSTRUCTIONS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE, AND VENUE SHALL LIE EXCLUSIVELY IN WILLIAMSON COUNTY, TENNESSEE.
(f)     These Instructions will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.
(g)     As used herein, the term "business day" shall mean all days, excluding Saturdays, Sundays and all days observed by either the State of Tennessee or the United States government as legal holidays. In the event that any date for performance falls on a day other than a· business day, then performance shall be postponed until the next business day.
(h)     These Instructions may be executed in counterparts, each of which will be deemed a duplicate original. Facsimile signatures (including those delivered by email) will be deemed original signatures for all purposes.
(Signatures on following page)

IN WITNESS WHEREOF, the parties have executed these Instructions as of the day and year first above written.

AGL/SLC:
AGL/SLC McEWEN NO. 2, LLC,
a Delaware limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

Signature Page - Warranty Escrow Agreement

PURCHASER:

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:    _________________________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

Signature Page - Warranty Escrow Agreement

ESCROW AGENT:

LAWYERS TITLE COMPANY

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

Signature Page - Warranty Escrow Agreement

EXHIBIT G

Signage

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EXHIBIT H

Conforming Estoppel for Mars Petcare US, Inc.

(Attached)

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ESTOPPEL CERTIFICATE
February 27, 2012
KBS Capital Advisors LLC, and its successors and assigns
620 Newport Center Drive; Suite 1300
Newport Beach, CA 92660

Re:	Lease to MARS PETCARE US, INC. for Suite 100 & 250 in The McEwen Building located at 1550 West McEwen Drive, Franklin, Tennessee
Ladies and Gentlemen:

We have been informed that you intend to purchase the building located in Franklin, Tennessee and known as the McEwen Building located at 1550 West McEwen Drive, Franklin, Tennessee (the "Building"). We are the tenant ("Tenant") under that certain lease between AGL/SLC McEwen No.2, LLC, as landlord ("Landlord"), and Tenant, covering Suite 100 & 250 (the "Premises") in the Building (which lease, as amended or modified to date, is referred to in this letter as the "Lease").
In connection with your purchase of the Building, you have requested certain assurances from us concerning the Lease. Accordingly, We hereby certify and state as follows:
1.     Tenant has accepted and is in possession of the Premises consisting of approximately 36,910 square feet. The Lease is in full force and effect and has not been modified or amended, except by: First Amendment to Lease dated May 22, 2009. Occupancy Commencement certificate dated November 24. 2009. Second Amendment to Lease dated April 12. 2010, and Occupancy Commencement certificate dated May 19, 2011. There are not any other agreements, oral or written, between Landlord and Tenant. Attached are true, complete and accurate copies of the Lease and all amendments, guarantees, security agreements and subleases pertaining to the Lease.
2.     The term of the Lease commenced on November 1, 2009, and is currently scheduled to expire on August 31,2017.
3.     The monthly amount of base rent currently payable by tenant is $76,869.99. All base rent and monthly estimated operating expenses have been paid through February 29, 2012. The landlord is currently holding a security deposit of None. Apart from this security deposit, Landlord does not hold any advance payment of rents or any other form of rental or security deposit.

4.     Percentage rent, if applicable, is calculated as follows: Not applicable.
$N/A of percentage rent has already been paid to Landlord for the current Lease year
    5.     The monthly operating expense reimbursement amount currently payable by tenant is $2,709.35, and Tenant's prorata share of the entire property in which the Premises are located, for purposes of allocating operating expenses and real estate taxes is 21.06%. Tenant is obligated to pay its prorata share of:
Increases over base year 2010.
6.     Neither the landlord, to the best of our knowledge, nor the Tenant under the Lease is in default under the terms and conditions of the Lease, and we do not know of any existing facts or circumstances which, with the giving of notice, the passage of time or both, would constitute a default by either the Landlord, to the best of our knowledge, or the Tenant under the Lease unless and except as described herein:
Tenant believes that Landlord will be unable to meet the parking commitments made in the Lease and (2) Amendments.
7.     Neither Landlord nor any successor or assign of Landlord owes any amount to Tenant except: None. We have no claims against the Landlord under the Lease with respect to the Lease or the Building and have no offset or claim against rental or any other amount payable under the Lease.
8.     We have no right to purchase all or any portion of the Building or the property on which the Building or its parking facilities are located
9.     Neither the Lease nor any other agreement confers upon Tenant any; (i) option or tight to extend the terms of the Lease; (ii) right to acquire additional space; or (iii) right to terminate the Lease (apart from any termination right arising out of damage to or condemnation of the Premises) unless and except as described herein:
a continuous Right of First Offer on any space on the second or third floor of the Building, subject to superior rights or options of other tenants; two (2) Renewal Options for 60 months each.
10.     All improvements) equipment) trade fixtures and any other items to be constructed or furnished by or at the expense of Landlord for the Premises have been completed or supplied to the satisfaction of the Tenant, and all contributions by Landlord to Tenant on account thereof or otherwise have been received by Tenant, except: None.
11.     Tenant has not assigned its interest in the Lease nor has Tenant sublet any portion of the Premises, except: None.

12.     In the event you acquire the Building, we agree to recognize you as the landlord under the Lease, and we acknowledge that, as of the date of such acquisition, the Lease will become a direct obligation between you and us.
13.     The party executing this certification on behalf of Tenant represents that he/she has been authorized to do so.
We understand that you and any lender that may lend you funds to acquire the Building will materially rely on the statements and certifications set forth above in your acquisition and financing of the Building, and this estoppel certificate shall inure to the benefit of you and your lender and their successors and assigns.
Very truly yours,
MARS PETCARE US, INC.

By: /s/ Mark Pincott
Name: Mark Pincott
Title: VP Commerical

EXHIBIT I

Intentionally Left Blank

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EXHIBIT J

List of Leases

Space Leases

Tenant	Document	Dated
Carlisle Companies Inc.	Lease	May 6, 2011
	Consent to Sublease	January 6, 2011
	Occupancy Confirmation Cert.	November 28, 2011

Cisco Systems, Inc.	Lease	June 9, 2011
	Confirmation Certificate	November 1, 2011

Espaces, Inc.	Lease	September 13, 2011
	Occupancy Confirmation Cert.	January 24, 2011

JAM Restaurants, LLC d/b/a Brixx	Lease	March 10, 2011
	Occupancy Confirmation Cert.	September 1, 2011
	Lease Guaranty	March 8, 2011

Mars PetCare US, Inc.	Lease	April 13, 2009
	1st Amendment	May 22, 2009
	2nd Amendment	April 12, 2010
	Occupancy Confirmation Cert.	November 24, 2009
	Occupancy Confirmation Cert.	May 19, 2011

Punch Kettlebell Gym	Lease	April 8, 2009
	1st Amendment	April 26, 2009
	2nd Amendment	June 4, 2009
	Occupancy Confirmation Cert.	November 5, 2009
Assignment of Lessee's
	Interest in Lease	March 22, 2011

Raymond James & Associates, Inc.	Lease	January 20, 2009
	1st Amendment	April 9, 2009
	Occupancy Confirmation Cert.	July 6, 2009

Renal Advantage, Inc.	Lease	March 15, 2010
	Occupancy Confirmation Cert.	December 7, 2010

Southern Land Company, LLC	Lease	June 18, 2008
	1st Amendment	April 15, 2009
	2nd Amendment	January 26, 2010
	Parking License Agreement	June 28, 2011
	Occupancy Confirmation Cert.	June 1, 2009

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Space Leases (cont'd)

Tenant	Document	Dated

Hot Yoga	Lease	November 9, 2011

Telecommunications License Agreements

Provider	Date of Agreement

tw telecom of Tennessee llc	September 21, 2010

XO Communications Services, Inc.	October ___, 2009 (handwritten date of October 30, 2009)

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EXHIBIT K

Intentionally Left Blank

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EXHIBIT L

List of Service Contracts

SERVICE TYPE	CONTRACTOR	CONTRACT DATE	AMENDMENTS
Janitorial	Redlee/SCS, Inc.	12/29/2010	Amend 1: 12/21/11
Security	Citadel Security Services, Inc.	11/11/10	Undated
Elevator Maintenance	Nashville Machine Elevator Co.	2/26/2010
HVAC	Nashville Machine Company, Inc.	3/25/2011
Water Treatment	Garrat Callahan Company	2/24/2011	Amend 1: 2/9/12
Life Safety Monitoring	Southeastern Sound Inc.	3/10/2009
Pest Control	Terminix International Company, LP	5/4/2009	Amend 1: 8/9/11
Exterior Landscape	Southern Land Company	1/1/2011	Amend 1: 12/20/11
Interior Landscape	Ambius, Inc.	10/8/2009	Amend 1: 1/4/10
Roof Anchor Inspection	Pro-Bel Enterprises LTD	8/17/2009	Amend 1: 8/3/10 Amend 2: 10/17/11
Lot Sweeping & Snow Plowing	American Property Maintenance	1/18/2011
Trash Removal	Allied Waster Services of Nashville	4/30/2009	Amend 1: 11/23/10
Recycling	QRS Inc.	4/1/2009	Amend 1: May 2010 Amend 2: 7/25/11
Locksmith	McCarthy Jones & Woodard, LLC	6/23/2009	Amend 1: 8/4/10 Amend 2: 7/28/11
Grease Trap Cleaning	Elite Septic Tank	10/6/2011
Space Planning & Tenant Planning	Interior Design Services, Inc.	7/12/2007

L-1

SERVICE TYPE	CONTRACTOR	CONTRACT DATE	AMENDMENTS
Wood Maintenance	Woodtech Ltd.	11/18/11

L-2

EXHIBIT M

List of Warranties

Item	Supplier	Warranty Date	Warranty Expiration
Pest Protection	Priority Pest Protection LLC	4/14/2009	4/12/2014 4/13/2014
Roof Anchors (if vendor performs inspections, vendor's products liability insurance will continue to cover)	ProBel	8/29/08	10/31/12
123 Silicone Seal and 795 Silicone Building Sealant (Building Facąde) Manufacturer's warranty	Dow Corning	2/3/2012	2/2/2017
Labor and Parts related to sealant installation	ABG Caulking Contractors, Inc.	2/3/2012	2/2/2013
Cooling Tower	Evapco	10/21/2008	10/20/2013
Roof	Carlisle Roofing Systems, Inc.	2/16/09	2/15/2024
Roof - Reflectivity Performance Amendment	Carlisle Roofing Systems, Inc.	2/16/09	2/15/2194
Electric Unit Heaters	Trane	9/10/2008	9/9/2013

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